As filed with the Securities and Exchange Commission on April 20, 2004

Registration No. 333-61654/811-8878

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 4	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

Amendment No. 8	☒

(Check appropriate box or boxes)

TFLIC SERIES LIFE ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

4 Manhattanville Road

Purchase, New York	10577
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1531

Thomas E. Pierpan, Esq.

Assistant Secretary

Transamerica Financial Life Insurance Company

P.O. Box 9054

Clearwater, FL 33758-9054

(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2004, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date), pursuant to paragraph (a)(1)

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S

May 1, 2004

TFLIC FREEDOM ELITE BUILDERSM

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

Administrative Office:

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

(727) 299-1531

Please send all premium payments, loan repayments, correspondence and notices to the Administrative Office only.

Home Office:

4 Manhattanville Road

Purchase, New York 10577

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the TFLIC Freedom Elite Builder SM, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Fund, Inc. – Initial Class (the “Series Fund”), Fidelity Variable Insurance Products Funds – Service Class 2 (the “Fidelity VIP Fund”) and the Access Variable Insurance Trust (“AVIT”) (collectively, the “funds”).

The portfolios of the Series Fund available to you under this Policy are:

☐ AEGON Bond	☐ MFS High Yield

☐ American Century International	☐ Munder Net50

☐ Asset Allocation – Conservative Portfolio	☐ PIMCO Total Return

☐ Asset Allocation – Growth Portfolio	☐ Salomon All Cap

☐ Asset Allocation – Moderate Growth Portfolio	☐ Templeton Great Companies Global

☐ Asset Allocation – Moderate Portfolio	☐ Third Avenue Balanced

☐ Capital Guardian U.S. Equity	☐ Transamerica Balanced (formerly, Janus Balanced)

☐ Capital Guardian Value	☐ Transamerica Convertible Securities

☐ Clarion Real Estate Securities	☐ Transamerica Equity

☐ Federated Growth & Income	☐ Transamerica Growth Opportunities

☐ Great Companies – AmericaSM	☐ Transamerica Money Market

☐ Great Companies – TechnologySM	☐ Transamerica Small/Mid Cap Value

☐ Janus Growth	☐ Transamerica U.S. Government Securities

☐ J.P. Morgan Enhanced Index	☐ Transamerica Value Balanced

☐ J.P. Morgan Mid Cap Value (formerly, Dreyfus Mid Cap)	☐ T. Rowe Price Equity Income

☐ Marsico Growth	☐ T. Rowe Price Small Cap

☐ Mercury Large Cap Value (formerly, PBHG/NWQ Value Select)	☐ Van Kampen Emerging Growth

The portfolios of the Fidelity VIP Fund available to you under this Policy are:

☐ Fidelity VIP Equity-Income Portfolio*	☐ Fidelity VIP Contrafund® Portfolio*
☐ Fidelity VIP Growth Opportunities Portfolio*	☐ Fidelity VIP Index 500 Portfolio

*	Effective May 1, 2003, this portfolio is no longer available for sale to new investors.

The portfolios of the AVIT available to you under this Policy are:

☐ Potomac Dow 30 Plus Portfolio	☐ Wells S&P REIT Index Portfolio
☐ Potomac OTC Plus Portfolio	☐ Access U.S. Government Money Market Portfolio

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This Policy is available only in the State of New York.

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Policy Benefits/Risks Summary	TFLIC Freedom Elite Builder®

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The TFLIC Freedom Elite BuilderSM is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years.

•	Fixed Account. You may place money in the fixed account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•	Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deduction.

Flexible Premiums

•	You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•	You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•	Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•	If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies). The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. We offer the following:

•	Option A is the greater of:

•	the current specified amount, or

•	a specified percentage, multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option B is the greater of:

•	the current specified amount, plus the Policy’s cash value on the date of the insured’s death, or

•	a specified percentage, multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option C is the greater of:

•	the amount payable under Option A, or

•	the current specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

We offer four (4) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount of your Policy, the lower the cost of insurance rates.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Death Benefit Option and Specified Amount. After the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or increase or decrease the specified amount. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of the decrease to no more than 20% of the then current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.

No Lapse Guarantee

•	We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

Cash Value

•	Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

Transfers

•	You can transfer cash value among the subaccounts and the fixed account. You may make transfers in writing, by telephone, by fax or electronically through our website.

•	We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	Dollar cost averaging and asset rebalancing programs are available.

•

Unless you select dollar cost averaging from the fixed account, the Policy allows transfers from the fixed account only during the 30 days following each Policy anniversary. During this period, the Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferred in the previous

Policy year. Currently, we allow you to transfer at any one time during a Policy year up to 100% of the fixed account value from the fixed account. If we modify or stop this current practice, we will notify you.

•	Transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal First Class mail delivery, with an original signature authorizing each transfer.

•	Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•	Prior to the 10th Policy year, we currently charge 3.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 4.0%. Interest not paid when due is added to the amount of the loan to be repaid.

•	To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 3.0% interest annually on amounts in the loan reserve account.

•	After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 3.0% interest on preferred loans. This rate is not guaranteed.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year.

•	The amount of the withdrawal may be limited to:

•	at least $500; and

•	no more than 10% of the net surrender value.

•	After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

•	A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

•	You may fully surrender the Policy at any time before the insured’s death or the maturity date. Life insurance coverage will end. You will receive the net surrender value (cash value minus surrender charge, minus any outstanding loan amount and minus any accrued loan interest). The surrender charge will apply during the first 15 Policy years or during the 15 years following any increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender you Policy in the early Policy years.

•	A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if the Policy is a Modified Endowment Contract (“MEC”), you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal, borrow against or pledge the Policy, surrender the Policy, or we pay the maturity benefit. Moreover, transfers between the subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. The no lapse guarantee will not be effective if you do not pay sufficient monthly guarantee premiums.

If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period guarantee in effect.

You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within three years after it has lapsed (and prior to the maturity date), if the insured meets the insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 3.75%, payable in arrears. This charge will not exceed 4.0%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period is no longer in effect, then the Policy will lapse. Adverse tax consequences may result.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy. Moreover, the tax treatment of loans with preferred rates is uncertain.

If the Policy lapses or terminates due to valatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Premium Charges: Premium Expense Charge	Upon payment of each premium

As % of premium payment

•        First 10 Policy years: 6.0% on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 - $499,999

•        Policy year 11+: 2.5% on Policy with specified amount up to $499,999

•        Never a charge on Policy with a specified amount of $500,000 or more

As % of premium payment

•        First 10 Policy years: 6.0% on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 - $499,999

•        Policy year 11+: 2.5% on Policy with specified amount up to $499,999

•        Never a charge on Policy with a specified amount of $500,000 or more

Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

Surrender Charge[2]	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 Policy from the date of any increase in the specified amount

[1]	When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we will assess the following charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.

[2]	The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. The surrender charge for each segment of specified amount is calculated as the surrender charge per $1,000 of specified amount in that segment multiplied by the surrender charge factor. The surrender charge factor on a Policy where the insured’s age on the Policy date (or age at time of any specified amount increase) is less than 35 will be 1.00 for the first 5 Policy years and then decrease by 0.10 each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). For a Policy where the age on the Policy date (or at time of any specified amount increase) is greater than 34, the surrender charge factor is lower and decreases until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

Transaction Fees

Amount Deduction
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Surrender Charge (continued)

• Minimum Charge[3]		$7.68 per $1,000 of specified amount during the first Policy year.	$7.68 per $1,000 of specified amount during the first Policy year.

• Maximum Charge[4]		$57.00 per $1,000 of specified amount during the first Policy year.	$57.00 per $1,000 of specified amount during the first Policy year.

• Initial charge for a male insured, issue age 30, in the ultimate select non-tobacco use class		$12.52 per $1,000 of specified amount during the first Policy year.	$12.52 per $1,000 of specified amount during the first Policy year.

Transfer Charge[5]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

Decrease Charge	Deducted when specified amount is decreased during the first 15 Policy years or during the 15 years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deduction
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$7.50 per month	$5.00 per month

[3]	This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

[4]	This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

[5]	The first 12 transfers per Policy year are free.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Cost of Insurance[6] (without Extra Ratings)[7]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

• Minimum Charge[8]		$0.06 per $1,000 of net amount at risk per month[9]	$0.05 per $1,000 of net amount at risk per month[9]

• Maximum Charge[10]		$83.33 per $1,000 of net amount at risk per month[9]	$60.21 per $1,000 of net amount at risk per month[9]

• Initial Charge for a male insured, issue age 30, in the ultimate select non-tobacco use class, band 1		$0.12 per $1,000 of net amount at risk per month[9]	$0.12 per $1,000 of net amount at risk per month[9]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% for Policy years 1 – 15, and 0.60% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1- 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested

Loan Interest Spread[11]	On Policy anniversary or earlier, as applicable[12]	1.0% (effective annual rate)	0.75% (effective annual rate)

[6]	Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000—$499,999) generally has lower cost of insurance rates than those of band 1 (face amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[7]	We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

[8]	This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, with an initial face amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[9]	The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary.

[10]	This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

[11]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan account (an effective annual rate of 3.0% guaranteed).

[12]	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Optional Rider Charges:[13]

Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70

• Minimum Charge[14]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

• Maximum Charge[15]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

• Initial charge for a a male insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Children’s Insurance Rider[16]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

Other Insured Rider1[7] (without Extra Ratings)[7]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

• Minimum Charge[18]		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

[13]	Optional Rider Cost of insurance charges are based on each insured’s attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[14]	This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[15]	This maximum charge is based on an insured with the following characteristics: male, age 50 at issue standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

[16]	The charge for this rider is based on the rider face amount and does not vary.

[17]	Rider cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.

[18]	This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Other Insured Rider (continued)

• Maximum Charge[19]		$8.83 per $1,000 of rider face amount per month	$7.22 per $1,000 of rider face amount per month

• Initial charge for a male insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.12 per $1,000 of rider face amount per month

Primary Insured Rider[17] (without Extra Ratings)[7]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

• Minimum Charge[18]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month

• Maximum Charge[19]		$8.83 per $1,000 of rider face amount per month	$6.86 per $1,000 of rider face amount per month

• Initial charge for a male insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Terminal Illness Accelerated Death Benefit Rider	When rider is exercised	Discount Factor[20]	Discount Factor[20]

[19]	This maximum charge is based on an insured with the following characteristics: male, age 70 at issue standard tobacco underwriting class and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.

[20]	We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.38%	1.50%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.38%	1.45%

[1]	The portfolio expenses used to prepare this table were provided to Transamerica by the funds. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.

[2]	The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “funds of funds.” A “funds of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios. Each “funds of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the combined actual expenses for each of the “funds of funds” and for the portfolios in which it invests, assuming a constant allocation by each “funds of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2003.

[3]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2005.

Transamerica, The Separate Account, the Fixed Account and the Portfolios

Transamerica

Transamerica Financial Life Insurance Company located at 4 Manhattanville Road, Purchase, New York 10577 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Transamerica, established under New York law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the new or combined subaccounts available to you at our discretion;

•	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

•	Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts, and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Transamerica’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over the investment of the fixed account’s assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-322-7353 or visiting our website at www.tafinlife.com/vp. You should read the fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Munder Net50	Munder Capital Management Seeks long-term capital appreciation.

Van Kampen Emerging Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.

T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.

American Century International	American Century Investment Management, Inc. Seeks capital growth.

Templeton Great Companies Global	Templeton Management, Ltd. Great Companies, L.L.C. Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Great Companies – TechnologySM	Great Companies, L.L.C. Seeks long-term growth of capital.

Portfolio	Sub-Adviser or Adviser and Investment Objective

Janus Growth	Janus Capital Management LLC Seeks growth of capital.

Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.

Great Companies – AmericaSM	Great Companies, L.L.C. Seeks long-term growth of capital.

Salomon All Cap	Salomon Brothers Asset Management Inc Seeks capital appreciation.

T. Rowe Price Equity Income	T. Rowe Price Associates, Inc. Seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

Transamerica Value Balanced	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.

Clarion Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Federated Growth & Income	Federated Investment Counseling Seeks total return by investing in securities that have defensive characteristics.

AEGON Bond	Banc One Investment Advisors Corp. Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital.

Transamerica Money Market	Transamerica Investment Management, LLC Seeks to provide maximum current income consistent with preservation of principal and maintenance of liquidity.

Asset Allocation – Conservative Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks current income and preservation of capital.

Asset Allocation – Moderate Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks capital appreciation.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Asset Allocation – Moderate Growth Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks capital appreciation.

Asset Allocation – Growth Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks capital appreciation and current income.

Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.

PIMCO Total Return	Pacific Investment Management Company, LLC Seeks maximum total return consistent with preservation of capital and prudent investment management.

Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

J.P. Morgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

J.P. Morgan Mid Cap Value	J.P. Morgan Investment Management Inc. Seeks growth from capital appreciation.

Mercury Large Cap Value	Mercury Advisors Seeks to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts) and other U.S. registered foreign securities.

Capital Guardian U.S. Equity	Capital Guardian Trust Company Seeks to provide long-term growth of capital.

MFS High Yield

Massachusetts Financial Services Company

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica Small/Mid Cap Value	Transamerica Investment Management, LLC Seeks to maximize total return.

Fidelity VIP Equity-Income Portfolio – Service Class 2 Shares

Fidelity Management & Research Company

Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index.

Fidelity VIP Contrafund® Portfolio – Service Class 2 Shares	Fidelity Management & Research Company Seeks long-term capital appreciation.

Fidelity VIP Growth Opportunities Portfolio – Service Class 2 Shares	Fidelity Management & Research Company Seeks to provide capital growth.

Fidelity VIP Index 500 Portfolio – Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

Potomac Dow 30 Plus Portfolio**	Rafferty Asset Management, LLC Seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial AverageSM.

Portfolio	Sub-Adviser or Adviser and Investment Objective

Potomac OTC Plus Portfolio**	Rafferty Asset Management, LLC Seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 IndexTM.

Access U.S. Government Money Market Portfolio**	Rafferty Asset Management, LLC Seeks to provide security of principal, current income and liquidity.

Wells S&P REIT Index Portfolio**	Wells Asset Management, Inc. Seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index.

*	Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

**	The AVIT portfolios allow market timing / frequent transfers. Market timing may increase portfolio expenses and have other adverse consequences for long-term investors. See “Disruptive Trading and Market Timing”. Some AVIT portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in those AVIT portfolios will bear additional investment risks. See the AVIT fund prospectus for a description of the investment objectives and risks associated with investing in the AVIT portfolios.

AEGON/Transamerica Fund Advisers, Inc. (“AEGON/Transamerica Advisers”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) and AUSA Holding Company (22%), affiliates of Transamerica, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund’s Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to AEGON/Transamerica Advisers for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

Access Fund Management, LLC, located at 28050 US Highway 19 N, Suite 301, Clearwater, Florida 33761, serves as the investment adviser to the AVIT fund and manages the AVIT fund in accordance with policies and guidelines established by the AVIT fund’s Board of Trustees. For certain portfolios, AVIT has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. AVIT and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the AVIT fund prospectus for more information regarding Access and the investment sub-advisers.

Addition, Deletion, or Substitution of Investments

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	• the death benefit, cash and loan benefits;
• investment options, including premium allocations;
• administration of elective options; and
• the distribution of reports to owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications;
• expenses of issuing and administering the Policy (including any Policy riders);
• overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

• other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•        that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•        that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Charge

Before we allocate the net premium payments you make, we will deduct the following charge.

Premium expense charge	• This charge equals:

•      6.0% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4.0% on Policies with a specified amount in force of $250,000 - $499,999; and

• 2.5% of premiums thereafter on Policies with a specified amount less than $500,000.
• There is no premium expense charge for Policies with a specified amount of $500,000 or higher.

•        Because certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose the Option A death benefit) may affect the specified amount in force, premium expense charges will be based on the specified amount in force for the Base Policy at the time we receive the premium.

• Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	• the monthly Policy charge; plus
• the monthly cost of insurance charge for the Policy; plus

• the monthly charge for any benefits provided by riders attached to the Policy; plus
• the decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:

• This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
• We guarantee this charge will never be more than $7.50 per month.
• This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

(	• We deduct this charge each month. It varies each month and is determined as follows:

1.      divide the death benefit on the Monthiversary by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%);

2.      subtract the cash value on the Monthiversary after it has been allocated among the segments of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each segment of specified amount);

3. multiply each segment of net amount at risk provided under 2. by the appropriate monthly cost of insurance rate for that segment; and add the results together.
(	• Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
• Band 1: $50,000 - $249,999
• Band 2: $250,000 - $499,999
• Band 3: $500,000 - $999,999
• Band 4: $1,000,000 and over
• Generally, the higher the specified amount band you choose, the lower the current cost of insurance rates.
• We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases). Riders are not included in determining the Policy’s specified amount band.

Optional Insurance Riders:

• The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured’s issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, gender, underwriting class, and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each segment of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured’s attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in cost of insurance rates and premium expense charge rates. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider face amount is calculated in the same manner used to determine the cost of insurance charges for the Base Policy. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the net amount at risk for the Base Policy. The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensate us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy’s cash value in each subaccount multiplied by

•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0.90%.

The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

If this charge combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 15 years (or during the 15 year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of specified amount of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount unless there has been a reduction in specified amount for which a decrease charge was applied.

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured’s issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 15 year surrender charge period and surrender charges that are based upon the insured’s issue age, gender and rate class at the time of the increase.

Decreases in specified amount will be applied to the specified amount in force on a last-in, first-out basis and will first reduce the surrender charge on the most recent increase in specified amount in force, then, if still applicable, reduce the surrender charge on the next most recent increases, successively, and then reduce the surrender charge on the initial specified amount.

Example:

January 1, 2001	Policy issued for $300,000
January 1, 2004	Policy increased by $200,000
January 1, 2005	Policy decreased by $100,000

If the surrender charge on January 1, 2005 (before the decrease) is:

Coverage Layer	Surrender Charge
$300,000	$4,656
$200,000	$3,624

The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

100
200	x	$3,624	=	$1,812

There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy and you have not increased your specified amount during the first 15 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

•	investment performance is too low.

In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each segment of specified amount is calculated as:	• the surrender charge per $1,000 of specified amount in the segment (varies by issue age, gender and rate class on the Policy date or date of specified amount increase); multiplied by
• the surrender charge factor.

The surrender charge per thousand is calculated separately for initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by insured’s issue age (on the Policy date or date of specified amount increase), gender, underwriting class and specified amount or date of specified amount increase. For insureds issue ages 0-34, the surrender charge factor is equal to 1.00 during years 1-5. It decreases by 0.10 each year until the end of the 15th year when it is zero. If you are older than 34 on the Policy date or on the date of specified amount increase, the factor is less than 1.00 at earlier durations. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors

Issue Ages 0-34

End of Year*	Factor

At Issue	1.00
1-5	1.00
6.90
7.80
8.70
9.60
10.50
11.40
12.30
13.20
14.10
15	0
16+	0

*	The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•	Surrender Charge Example: Assume a male, ultimate select non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered in Policy year 5. The surrender charge per $1,000 of specified amount is $12.52. This is multiplied by the surrender charge factor of 1.00

The surrender charge	=	the surrender charge per $1,000 ($12.52) x the number of thousands of initial specified amount (100) x the surrender charge factor (1.0)
	=	$1,252.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Decrease Charge

If you decrease the specified amount during the first 15 Policy years (or during the 15 year period following an increase in specified amount), we will deduct a decrease charge from your cash value. Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

The decrease charge is equal to:	• the surrender charge as of the date of the decrease applicable to that portion of the segment(s) of the specified amount that is/are decreased. See Surrender Charge above.

We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

•	a change in the death benefit option; or

•	a cash withdrawal (when you select death benefit Option A).

If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

•	We currently allow you to make 12 transfers each year free from charge.

•	We charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to loans or the exercise of conversion rights or due to reallocation of cash value immediately after the reallocation date currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.

•	Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

•	We will not increase this charge.

Loan Interest Charge

We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 3.00%. After offsetting the 3.00% interest we credit, the net cost of loans currently is 0.75% annually (1.00% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 3.00% effective annually and is not guaranteed.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.

•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We deduct this amount from the withdrawal, and we pay you the balance.

•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

Rider Charges

•	Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount, regardless of the number of children insured.

•	Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•	Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•	Primary Insured Rider (“PIR”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses.

Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, will receive the 12b-1 fees of 0.25% of average daily assets of the Fidelity VIP Fund and AVIT portfolios for providing shareholder support services to the Fidelity VIP Fund and AVIT portfolios. In addition, we and our affiliates, including the principal underwriter for the Policies, may receive compensation related to separate account operations from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation may range up to 0.40% of the value of the assets of the particular portfolios attributable to the Policy. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

The Policy

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the owner of this Policy; and

•	to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received at our administrative office.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

•	band 1: $50,000 - $249,999

•	band 2: $250,000 - $499,999

•	band 3: $500,000 - $999,999

•	band 4: $1,000,000 and over

We will limit coverage on any juvenile insured by the Policy or a rider. For a juvenile younger than 4 ½ years old, the maximum coverage is the greater of $5,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4 ½ and 14 ½ years old, the maximum coverage is the greater of $10,000 or 50% of the in force life insurance on the adult applicant.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	• the amounts applied for under all conditional receipts issued by us; or
• $500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:

•        the date of application;

•        the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.      Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2.      As of the Effective Date, all statements and answers given in the application must be true;

3.      The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our administrative office within the lifetime of the proposed insured;

4.      All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our administrative office within 60 days of the date the application was completed; and

5.      All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our administrative office.

Any conditional life insurance coverage terminates on the earliest of:

a.      60 days from the date the application was signed;

b.      the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;

c.      when the insurance applied for goes into effect under the terms of the Policy applied for; or

d.      the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	• the conditional receipt is not valid unless: • all blanks in the conditional receipt are completed; and • the Receipt is signed by an agent or authorized Company representative.

Other limitations:

•        There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

•        If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•        If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. In the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. On the reallocation date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our administrative office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of any increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

•	allocation percentages must be in whole numbers;

•	if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $1,000 monthly; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes to one per quarter of a Policy year.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our administrative office before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. We will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus fifteen days. Please contact your agent for details concerning the free-look period.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the TFLIC Transamerica Money Market subaccount or the TFLIC AEGON Bond subaccount (depending on which account you selected on your application).

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in place.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium. We may not accept a payment that would cause the Policy to become a MEC without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-322-7353 for instructions on wiring federal funds to us.

Tax-Free Exchanges (“1035 Exchanges”). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.

Transfers

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	Unless you select dollar cost averaging from the fixed account, the Policy allows transfers from the fixed account only during the 30 days following each Policy anniversary. During this period, the Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferrd in the previous Policy year. Currently, we allow you to transfer at any one time during a Policy year up to 100% of the fixed account value from the fixed account. If we modify or stop this current practice, we ill notify you.

•	You may request transfers in writing (in a form we accept), by fax, by telephone to our administrative office or electronically through our website (www.tafinlife.com/vp).

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a subaccount after a transfer.

•	We deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans or the exercise of conversion rights or due to the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

•	Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

•	Transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal First Class mail delivery, with an original signature authorizing each transfer. Transfer requests received via overnight or priority delivery service will be returned to you.

We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our administrative office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading And Market Timing. Statement of Policy. This policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio’s investments (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

Do not invest with us except in the Access Variable Insurance Trust (AVIT) subaccounts if you intend to conduct market timing or other disruptive trading.

Detection. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

AVIT Subaccounts. The restrictions above do not apply to AVIT subaccounts. However, you may only transfer between AVIT subaccounts and non-AVIT subaccounts by sending us your written request, with original signature authorizing each transfer, through standard U.S. Mail (no expedited transfers). Transfers that involve only the AVIT subaccounts may generally use expedited transfer privileges.

Because the above restrictions do not apply to the AVIT subaccounts, they may have a greater risk than others of suffering from the harmful effects of programmed, large, frequent or short-term transfers, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-322-7353 Monday—Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 1-800-322-7361.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.

•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our administrative office.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-800-322-7361.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our administrative offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your agent’s or Transamerica’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we allow you once per Policy year to transfer from the fixed account 100% of the fixed account amount. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or

•	the amount you transferred from the fixed account in the immediately prior Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our administrative office.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Reduced Paid-Up Benefit

You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge. We must receive at our administrative office your written request for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and we will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.

The amount of the Reduced Paid-Up Benefit is based upon:

•	net surrender value on the date this benefit takes effect;

•	the cost of insurance rates guaranteed in your Policy; and

•	the guaranteed interest rate for the fixed account.

The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds. Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you. The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.

At any time preceding the death of the insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the TFLIC Transamerica Money Market subaccount, the TFLIC AEGON Bond subaccount or the fixed account to a subaccount that you choose (except the AVIT subaccounts). We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our administrative office, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	• you must submit a completed form to us at our administrative office requesting dollar cost averaging;

• you must have at least $5,000 in each account from which we will make transfers;

• your total transfers each month under dollar cost averaging must be at least $1,000; and

• each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	• we receive your request to cancel your participation;

• the value in the accounts from which we make the transfers is depleted;

• you elect to participate in the asset rebalancing program; or

• you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts (except the AVIT subaccounts) you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• you must submit a completed asset rebalancing request form to us at our administrative office before the maturity date; and

• you must have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	• you elect to participate in the dollar cost averaging program;

• we receive your request to discontinue participation at our administrative office;

• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica agents for the sale of Policies. Transamerica does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica for the sale of Policies. Transamerica therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica does not currently charge you any additional fees for providing these support services. Transamerica reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Policy Values

Cash Value

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount and the fixed account.

•	Is determined on the Policy date and on each valuation date.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

•	Includes any amounts held in the fixed account to secure any outstanding Policy loan.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our administrative office.

Net surrender value on any valuation date equals:	• the cash value as of such date; minus

• any surrender charge as of such date; minus

• any outstanding Policy loan amount; minus

• any accrued Policy loan interest.

Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of any valuation period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	• the initial units purchased at unit value on the Policy date or reallocation date, if different; plus

• units purchased with additional net premium(s); plus

• units purchased via transfers from another subaccount or the fixed account; minus

• units redeemed to pay for monthly deductions; minus

• units redeemed to pay for cash withdrawals; minus

• units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus

• units redeemed to pay cash withdrawal charges, decrease charges and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our administrative office.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:

•        the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

• a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the daily mortality and expense risk charge; minus

• the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

• the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	• the sum of net premium(s) allocated to the fixed account; plus

• any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

• total interest credited to the fixed account; minus

• amounts charged to pay for monthly deductions; minus

• amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals; minus

• amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount; minus

• amounts withdrawn from the fixed account to pay any decrease charge incurred due to a decrease in specified amount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our administrative office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	• the death benefit (described below); minus

• any monthly deductions due during the grace period (if applicable); minus

• any outstanding loan amount and accrued loan interest; plus

• any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death.

Death benefit Option A equals the greater of:	• the current specified amount; or

• a specified percentage called the “limitation percentage,” multiplied by

• the cash value on the insured’s date of death.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% of cash value minus 7% for each age over age 40
46 to 50	215% of cash value minus 6% for each age over age 45
51 to 55	185% of cash value minus 7% for each age over age 50
56 to 60	150% of cash value minus 4% for each age over age 55
61 to 65	130% of cash value minus 2% for each age over age 60
66 to 70	120% of cash value minus 1% for each age over age 65
71 to 75	115% of cash value minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% of cash value minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Illustration. Assume that the insured’s attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Death benefit Option B equals the greater of:	• the current specified amount; plus

• the cash value on the insured’s date of death; or

• the limitation percentage, multiplied by

• the cash value on the insured’s date of death.

Under Option B, the death benefit always varies as the cash value varies.

Option B Illustration. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. (The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667.) Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Death benefit Option C equals the greater of:	• death benefit Option A; or

• the current specified amount, multiplied by

• an age-based “factor” equal to the lesser of

• 1.0 or

• 0.04 times (95 minus insured’s attained age at death) (the “factor” will never be less than zero); plus

• the cash value on the insured’s date of death.

Under Option C, the death benefit varies with the cash value and the insured’s attained age.

Option C—Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year if you have not increased or decreased the specified amount that year. We will notify you of the new specified amount.

•	You must send your written request to our administrative office.

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not changed the death benefit option that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. An increase or decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences. You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and premium expense charge rate will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, surrender charges and surrender charge period. If you increase your specified amount, you will receive a new Policy schedule page showing your new minimum monthly guarantee premium and surrender charge schedule. You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	• you must send your written request to our administrative office;

• only allowed after the third Policy year;

• you may not change your death benefit option or increase your specified amount in the same Policy year that you decrease your specified amount;

• you may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;

• you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

• until the later of the end of the surrender charge period or the Policy anniversary on or following the

65th birthday of the insured, we may limit the amount of decrease to no more then 20% of the then current specified amount;

• a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;

•      we will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount);

•      if a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount; and

• a decrease in specifed amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	• we will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;

• your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;

• an increase in specified amount requires our approval and will take effect on the Monthiversary on or after we approve your request;

• we may require your increase in specified amount to be at least $50,000;

• you may not change your death benefit option or decrease your specified amount in the same Policy year that you increase your specified amount;

•      if an increase to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount; and

• an increase in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of increase.

If an increase or decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the new premium expense charge and cost of insurance rates to the amounts in the new band as of the effective date of the increase or decrease in specified amount. The new minimum monthly guarantee premium is effective on the date of increase or decrease. In addition, each increase in specified amount will have its own surrender charges that apply for 15 years after any increase. This charge may significantly reduce your net surrender value.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our administrative office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount).

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	• You must send your written cash withdrawal request with an original signature to our administrative office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1667.

• We only allow one cash withdrawal per Policy year.

•        We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

• You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

•        You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

• We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our administrative office.

• We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

• You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

• A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums and premium expense charges. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

Canceling a Policy

You may cancel a Policy for a refund during the “free-look period” by returning it to our administrative office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be the total of all premiums you paid under the Policy.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to certain conditions:	• we may require you to borrow at least $500; and

• the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our administrative office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at 1-800-322-7361. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our administrative office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly specified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan including accrued loan interest, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We may declare various higher or lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. After the 10th Policy year, on all amounts that you have borrowed, we may apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. The current preferred loan interest rate charged is 3.00% and is not guaranteed. The tax consequences of preferred loans are uncertain.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve with interest at an annual effective rate of 3.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount does not participate in the separate account’s investment performance, may not be credited with the interest rates accruing on any unloaned portion of the fixed account, and therefore can affect the Policy’s cash value and death benefit whether or not the loan is repaid. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual new rate of 3.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period

This Policy provides a no lapse period. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period is still in effect. If the no lapse period is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

No lapse date	• For a Policy issued to any insured ages 0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.

• For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.

• The no lapse date is specified in your Policy.

Early termination of the no lapse period	• The no lapse period will not be effective if you do not pay sufficient minimum monthly guarantee premiums.

• You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:

• the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

In addition, if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We will reinstate a lapsed Policy within three years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

•	submit a written application for reinstatement to our administrative office;

•	provide evidence of insurability satisfactory to us;

•	if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•	if the no lapse period has not expired, the required premium will be the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Benefits at Maturity

If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured’s 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If requested in writing at our administrative office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our administrative office for the extension between 90 and 180 days prior to the maturity date.

If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. Subsequent changes to the death benefit Option Type will not be allowed. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions. We will continue mortality and expense charges, service charges, net premium factors, Policy loan interest and withdrawal processing fees.

The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain, and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policyowners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the maturity date;

•	the end of the grace period; or

•	the date the insured dies;

•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Children’s Insurance Rider

This rider provides a face amount on the primary insured’s children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy’s specified amount).

Subject to certain limitations, we will pay a face amount if the primary insured’s death results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;

•	the death occurs within 90 days of the accident; and

•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary nearest the primary insured’s 70th birthday;

•	the date the Policy terminates; or

•	the Monthiversary when the rider terminates at the owner’s request.

Other Insured Rider

This rider insures the spouse and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-70 is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider’s face amount when we receive proof at our administrative office of the other insured’s death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured’s life (without evidence of insurability).

Conditions to convert the rider:	• your request must be in writing and sent to our administrative office;

• the rider has not reached the anniversary nearest to the other insured’s 70th birthday;

• the new policy is any permanent insurance policy that we currently offer for conversion;

•        subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

• we will base your premium on the other insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the maturity date of the Policy;

• the anniversary nearest to the other insured’s 79th birthday;

• the date the Policy terminates for any reason except for death of the primary insured;

• 31 days after the death of the primary insured;

• the date of conversion of this rider; or

• the Monthiversary on which the rider is terminated upon written request by the owner.

Primary Insured Rider (“PIR”)

Under the PIR, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of PIR:	• the rider increases the Policy’s death benefit by the rider’s face amount;

• the rider may be purchased from issue ages 0-70;

• the rider terminates on the anniversary nearest to the insured’s 79th birthday;

• the minimum purchase amount for the rider for issue ages 0-70 is $25,000. There is no maximum purchase amount;

• we do not assess any additional surrender charge for the rider;

• generally PIR coverage costs less than the insurance coverage under the Policy, but has no cash value;

• you may cancel or reduce your rider coverage without decreasing your Policy’s specified amount;

• you may generally decrease your specified amount without reducing your rider coverage; and

•        subject to the following conditions, on any Monthiversary while this rider is still in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	• your request must be in writing and sent to our administrative office;

• the rider has not reached the anniversary nearest to the primary insured’s 70th birthday;

• the new policy is any permanent insurance policy that we currently offer for conversions;

• the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy; and

• we will base your premium on the primary insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or nearest to the insured’s 79th birthday; or

• the date the Policy terminates for any reason except for death of the primary insured; or

• the date of conversion of this rider; or

• the Monthiversary on which the rider is terminated upon written request by the owner.

It may cost you less to reduce your PIR coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium.

You should consult your registered representative to determine if you would benefit from PIR. We may discontinue offering PIR at any time. We may also modify the terms of this rider for new policies.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our administrative office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by

•	the election percentage of the death benefit you elect to receive; divided by

•	1 + i (“i” equals the current yield on 90-day Treasury bills or 4%, whichever is greater) (“discount factor”); minus

•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is terminally ill; plus

•	the benefit available under any PIR in force.

•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;

•	the date a settlement option takes effect;

•	the date we pay a single-sum benefit; or

•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Sale of the Policies

We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

We have entered into a distribution agreement with AFSG Securities Corporation (“AFSG”) for the distribution and sale of the Policies. AFSG is affiliated with us. AFSG may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

See “Sale of the Policies” in the SAI for more information concerning compensation paid for the sale of Policies.

Legal Proceedings

Transamerica, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG’s ability to perform under its principal underwriting agreement, or on Transamerica’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica Financial Life Insurance Company and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount’s actual historical investment performance. The total return of a subaccount assumes that an investment has been held in the subaccount for various periods of time, including a period measured from the date the first subaccount of the separate account investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5 and 10 years, the total return for these periods will be provided, adjusted to reflect the subaccount charges for this Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio’s inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor’s Index of 500 Common Stocks (“S&P 500”), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

For the Periods Ended on December 31, 2003

Subaccount	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
TFLIC Van Kampen Emerging Growth	27.01%	(17.69%)	N/A	(3.01%)	06/28/99
TFLIC T. Rowe Price Small Cap	39.15%	(3.58%)	N/A	1.05%	06/28/99
TFLIC Third Avenue Value	36.04%	7.73%	N/A	15.34%	06/28/99
TFLIC American Century International	24.18%	(9.71%)	N/A	(5.79%)	06/28/99
TFLIC Great Companies – TechnologySM	49.61%	(16.92%)	N/A	(27.25%)	09/01/00
TFLIC Janus Growth†	30.82%	(13.53%)	N/A	(9.56%)	06/28/99
TFLIC Marsico Growth	25.21%	(7.87%)	N/A	(3.51%)	06/28/99
TFLIC Great Companies – AmericaSM	23.56%	(5.45%)	N/A	(2.66%)	09/01/00
TFLIC Salomon All Cap	33.95%	0.37%	N/A	6.00%	06/28/99
TFLIC T. Rowe Price Equity Income	25.73%	(1.32%)	N/A	(0.33%)	06/28/99
TFLIC Transamerica Value Balanced	19.09%	1.08%	N/A	2.79%	06/28/99
TFLIC Clarion Real Estate Securities	34.53%	14.98%	N/A	13.77%	06/28/99
TFLIC Federated Growth & Income	25.71%	12.99%	N/A	12.77%	06/28/99
TFLIC AEGON Bond†	3.35%	6.46%	N/A	6.55%	06/28/99
TFLIC Transamerica Money Market(1) †	(0.11%)	1.15%	N/A	2.38%	06/28/99
TFLIC Templeton Great Companies Global	22.15%	(11.86%)	N/A	(3.45%)	06/28/99
TFLIC Munder Net50	65.12%	(9.35%)	N/A	(12.05%)	06/28/99
TFLIC Asset Allocation – Conservative Portfolio	21.82%	N/A	N/A	5.93%	05/01/02
TFLIC Asset Allocation – Moderate Portfolio	23.75%	N/A	N/A	4.95%	05/01/02
TFLIC Asset Allocation – Moderate Growth Portfolio	26.03%	N/A	N/A	3.99%	05/01/02
TFLIC Asset Allocation – Growth Portfolio	29.63%	N/A	N/A	3.13%	05/01/02
TFLIC Transamerica Convertible Securities	22.56%	N/A	N/A	7.92%	05/01/02
TFLIC PIMCO Total Return	3.97%	N/A	N/A	5.75%	05/01/02
TFLIC Transamerica Equity	30.05%	N/A	N/A	6.43%	05/01/02
TFLIC Transamerica Growth Opportunities	30.04%	N/A	N/A	1.75%	05/01/02
TFLIC Transamerica U.S. Government Securities	2.03%	N/A	N/A	4.01%	05/01/02
TFLIC J.P. Morgan Enhanced Index	27.79%	N/A	N/A	2.21%	05/01/02
TFLIC Capital Guardian Value	33.38%	N/A	N/A	3.27%	05/01/02
TFLIC Capital Guardian U.S. Equity	35.28%	N/A	N/A	5.15%	05/01/02
TFLIC MFS High Yield	N/A	N/A	N/A	9.01%	05/01/03
TFLIC J.P. Morgan Mid Cap Value	30.25%	2.36%	N/A	5.19%	06/28/99
TFLIC Mercury Large Cap Value	28.62%	2.10%	N/A	2.85%	06/28/99
TFLIC Transamerica Balanced	12.88%	N/A	N/A	3.84%	05/01/02
Fidelity VIP Equity-Income Portfolio	28.87%	(0.20%)	N/A	1.11%	09/01/00
Fidelity VIP Contrafund® Portfolio	27.05%	(0.42%)	N/A	(3.05%)	09/01/00
Fidelity VIP Growth Opportunities Portfolio	28.25%	(5.70%)	N/A	(10.43%)	09/01/00
Potomac Dow 30 Plus Portfolio	N/A	N/A	N/A	21.55%	05/01/03
Potomac OTC Plus Portfolio	N/A	N/A	N/A	25.16%	05/01/03
Access U.S. Government Money Market Portfolio	N/A	N/A	N/A	(0.57%)	05/01/03
Wells S&P REIT Index Portfolio	N/A	N/A	N/A	22.39%	05/01/03
S&P 500†	26.38%	(5.55%)	(1.98%)	9.07%	10/02/86

†	Shows ten year performance.

(1)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

Because the Fidelity VIP Index 500 portfolio subaccount did not commence operations until November 1, 2003 and the Transamerica Small/Mid Cap Value subaccount did not commence operations until May 1, 2004, the above table does not show rates of return for these subaccounts.

Table 2

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2003

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
Van Kampen Emerging Growth	27.01%	(17.70)%	(0.21)%	9.81%	03/01/93
T. Rowe Price Small Cap	39.15%	(3.58)%	N/A	2.45%	05/03/99
Third Avenue Value	36.04%	7.72%	13.99%	10.06%	01/02/98
American Century International	24.17%	(9.72)%	(5.15)%	(1.27)%	01/02/97
Great Companies – TechnologySM	49.61%	(16.93)%	NA	(22.96)%	05/01/00
Janus Growth†	30.82%	(13.54)%	(6.35)%	7.79%	10/02/86
Marsico Growth	25.21%	(7.88)%	N/A	(3.86)%	05/03/99
Great Companies – AmericaSM(15)	23.56%	(5.46)%	N/A	(1.23)%	05/01/00
Salomon All Cap	33.95%	0.36%	N/A	6.84%	05/03/99
T. Rowe Price Equity Income(9)	24.46%	2.88%	N/A	11.29%	05/03/99
Transamerica Value Balanced(17)	19.09%	0.98%	2.32%	7.26%	01/03/95
Clarion Real Estate Securities	34.53%	14.97%	13.23%	8.33%	05/01/98
Federated Growth & Income	25.71%	12.98%	11.81%	11.30%	03/01/94
AEGON Bond†	3.35%	6.45%	4.98%	5.24%	10/02/86
Transamerica Money Market(1) †	(0.11)%	1.16%	2.46%	3.19%	10/02/86
Templeton Great Companies Global(11) †	22.15%	(11.86)%	(1.05)%	8.23%	12/03/92
Munder Net50	65.10%	(9.35)%	N/A	1.41%	05/03/99
Asset Allocation – Conservative Portfolio	21.82%	N/A	N/A	5.92%	05/01/02
Asset Allocation – Moderate Portfolio	23.75%	N/A	N/A	4.94%	05/01/02
Asset Allocation – Moderate Growth Portfolio	26.03%	N/A	N/A	3.99%	05/01/02
Asset Allocation – Growth Portfolio	29.63%	N/A	N/A	3.13%	05/01/02
Transamerica Convertible Securities	22.56%	N/A	N/A	7.92%	05/01/02
PIMCO Total Return	3.97%	N/A	N/A	5.74%	05/01/02
Transamerica Equity(3)(16) †	30.05%	(6.48)%	(0.01)%	15.53%	02/26/69
Transamerica Growth Opportunities(4)(18)	30.04%	N/A	N/A	8.02%	05/02/01
Transamerica U.S. Government Securities(8)	2.03%	3.67%	3.63%	4.83%	05/13/94
J.P. Morgan Enhanced Index(5)	27.79%	(5.91)%	(2.95)%	4.83%	05/02/97
Capital Guardian Value(6)	33.38%	3.47%	2.17%	9.50%	05/27/93
Capital Guardian U.S. Equity(7)	35.28%	(0.74)%	N/A	(0.44)%	10/09/00
MFS High Yield(10)	16.68%	6.67%	3.65%	2.59%	06/01/98
Mercury Large Cap Value(12)	28.62%	2.09%	5.38%	7.25%	05/01/96
J.P. Morgan Mid Cap Value(13)	30.25%	2.36%	N/A	5.41%	05/03/99
Transamerica Balanced(14)	12.88%	N/A	N/A	3.84%	05/01/02
Transamerica Small/Mid Cap Value	89.11%	13.13%	15.36%	12.93%	05/04/93
Potomac Dow 30 Plus Portfolio(2)	N/A	N/A	N/A	20.17%	05/01/03
Potomac OTC Plus Portfolio(2)	N/A	N/A	N/A	22.96%	05/01/03
Access U.S. Government Money Market Portfolio(2)	N/A	N/A	N/A	(0.60)%	05/01/03
Wells S&P REIT Index Portfolio(2)	N/A	N/A	N/A	20.27%	05/01/03
Fidelity VIP Equity-Income Portfolio	28.87%	(0.21)%	2.31%	9.73%	10/09/86
Fidelity VIP Contrafund® Portfolio	27.05%	(0.43)%	2.32%	12.80%	01/03/95
Fidelity VIP Growth Opportunities Portfolio	28.25%	(5.64)%	(6.59)%	6.35%	01/03/95
Fidelity VIP Index 500 Portfolio	25.26%	(6.35)%	N/A	(7.15)%	01/12/00
S&P 500†	26.38%	(5.55)%	(1.98)%	9.07%	10/02/86

†	Shows ten year performance.

(1)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)	Not annualized.

(3)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(4)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(5)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(6)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(7)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(8)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(9)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

(10)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

(11)	Effective May 1, 2004, Templeton Great Companies Global merged into Janus Global and was renamed Templeton Great Companies Global.

(12)	Effective May 1, 2004, PBHG/NWQ Value Select was renamed mercury Large Cap Value.

(13)	Effective May 1, 2004, Dreyfus Mid Cap was renamed J.P. Morgan Mid Cap Value.

(14)	Effective May 1, 2004, Janus Balanced was renamed Transamerica Balanced.

(15)	Effective May 1, 2004, GE U.S. Equity merged into Great Companies – AmericaSM.

(16)	Effective May 1, 2004, Alger Aggressive Growth merged into Transamerica Equity.

(17)	Effective May 1, 2004, LKCM Strategic Total Return merged into Transamerica Value Balanced.

(18)	Effective May 1, 2004, PBHG Mid Cap Growth merged into Transamerica Growth Opportunities.

Net Investment Return of the Separate Account

Table 3 below is included to comply with Regulation 77 of the Codes, Rules and Regulations of the State of New York. The Table shows the year-by-year net investment returns of the subaccounts of the separate account for the past ten years or, if shorter, since the inception of each subaccount.

The net investment returns reflect investment income and capital gains and losses, less investment management fees and expenses and the mortality and expense risk charge. The returns do not reflect the cost of insurance charge, the premium expense charge, the monthly policy charge, the charges for any optional benefits, or potential surrender charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

Table 3

Statement of Net Investment Returns

For the Year Ended December 31

Subaccount	2003	2002	2001	2000	1999	Subaccount Inception Date
TFLIC Munder Net50	65.12%	(38.97%)	(26.09%)	(1.15%)	N/A	06/28/99
TFLIC Van Kampen Emerging Growth	27.01%	(33.66%)	(33.83%)	(12.70%)	N/A	06/28/99
TFLIC T. Rowe Price Small Cap	39.15%	(28.00%)	(10.52%)	(9.27%)	N/A	06/28/99
TFLIC Third Avenue Value	36.04%	(12.66%)	5.22%	(34.26%)	N/A	06/28/99
TFLIC American Century International	24.18%	(21.89%)	(24.12%)	(15.75%)	N/A	06/28/99
TFLIC Templeton Great Companies Global	22.15%	(26.69%)	(23.53%)	1.89%	N/A	06/28/99
TFLIC Great Companies – TechnologySM	49.61%	(38.67%)	(37.51%)	N/A	N/A	09/01/00
TFLIC Janus Growth	30.82%	(30.55%)	(28.85%)	(29.58%)	N/A	06/28/99
TFLIC Marsico Growth	25.21%	(26.64%)	(14.86%)	(8.84%)	N/A	06/28/99
TFLIC Great Companies – AmericaSM	23.56%	(21.40%)	(12.98%)	N/A	N/A	09/01/00
TFLIC Salomon All Cap	33.95%	(25.39%)	1.18%	17.24%	N/A	06/28/99
TFLIC T. Rowe Price Equity Income	25.73%	(19.54%)	(5.02%)	8.89%	N/A	06/28/99
TFLIC Transamerica Value Balanced	19.09%	(14.59%)	1.55%	16.16%	N/A	06/28/99
TFLIC Clarion Real Estate Securities	34.53%	2.67%	10.06%	28.46%	N/A	06/28/99
TFLIC Federated Growth & Income	25.71%	0.06%	14.67%	28.01%	N/A	06/28/99
TFLIC AEGON Bond	3.35%	8.99%	7.11%	9.90%	N/A	06/28/99
TFLIC Transamerica Money Market(1)	(0.11%)	0.54%	3.06%	5.17%	N/A	06/28/99
TFLIC Asset Allocation – Conservative Portfolio	21.82%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Moderate Portfolio	23.75%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Moderate Growth Portfolio	26.03%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Growth Portfolio	29.63%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Convertible Securities	22.56%	N/A	N/A	N/A	N/A	05/01/02
TFLIC PIMCO Total Return	3.97%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Equity	30.05%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Growth Opportunities	30.04%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica U.S. Government Securities	2.03%	N/A	N/A	N/A	N/A	05/01/02
TFLIC J.P. Morgan Enhanced Index	27.79%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Capital Guardian Value	33.38%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Capital Guardian U.S. Equity	35.28%	N/A	N/A	N/A	N/A	05/01/02
TFLIC MFS High Yield	N/A	N/A	N/A	N/A	N/A	05/01/03
TFLIC J.P. Morgan Mid Cap Value	30.25%	(13.50%)	(4.80%)	11.91%	N/A	06/28/99
TFLIC Mercury Large Cap Value	28.62%	(14.98%)	(2.68%)	14.17%	N/A	06/28/99
TFLIC Transamerica Balanced	12.88%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Small/Mid Cap Value	N/A	N/A	N/A	N/A	N/A	05/01/04
Potomac Dow 30 Plus Portfolio	N/A	N/A	N/A	N/A	N/A	05/01/03
Potomac OTC Plus Portfolio	N/A	N/A	N/A	N/A	N/A	05/01/03
Access U.S. Government Money Market Portfolio	N/A	N/A	N/A	N/A	N/A	05/01/03
Wells S&P REIT Index Portfolio	N/A	N/A	N/A	N/A	N/A	05/01/03
Fidelity VIP Equity-Income Portfolio	28.87%	(17.89%)	(6.07%)	N/A	N/A	09/01/00
Fidelity VIP Contrafund® Portfolio	27.05%	(10.41%)	(13.25%)	N/A	N/A	09/01/00
Fidelity VIP Growth Opportunities Portfolio	28.25%	(22.70%)	(15.40%)	N/A	N/A	09/01/00
Fidelity VIP Index 500 Portfolio	N/A	N/A	N/A	N/A	N/A	11/01/03
S&P 500	26.38%	(23.37%)	(11.89%)	(9.08%)	21.04%	10/02/86

(1)	The current yield more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

The annualized yield for the TFLIC Transamerica Money Market subaccount for the seven days ended December 31, 2003 was (0.22%).

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights

Our Right to Contest the Policy

Suicide Exclusion

Misstatement of Age or Gender

Modifying the Policy

Mixed and Shared Funding

Addition, Deletion, or Substitution of Investments

Additional Information

Settlement Options

Additional Information about Transamerica and the Separate Account

Legal Matters

Personalized Illustrations of Policy Benefits

Sale of the Policies

Report to Owners

Records

Independent Auditors

Experts

Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature

Transamerica’s Published Ratings

Index to Financial Statements

TFLIC Series Life Account

Transamerica Financial Life Insurance Company

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. All premium payments, loan repayments, correspondence and notices should be sent to this address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; send them to the administrative office.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by this Policy.

issue age	The insured’s age on his or her birthday nearest to the Policy date. When you increase the Base Policy’s specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured’s age on his or her birthday nearest the date that the increase in specified amount takes effect. This age may be different from the attained age on other segments of specified amount coverage.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

maturity date	The Policy anniversary nearest the insured’s 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

minimum monthly guarantee premium	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date	For a Policy issued to any insured ages 0-60, the no lapse date is either the anniversary on which the insured’s attained age is 65 or the twentieth Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the Policy date, plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount is the amount shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Surrender Charge Per Thousand

(Based on the gender and rate class of the insured)

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard
0	N/A	N/A	9.81 (male) 9.26 (female)	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20		8.72	9.20
19	8.84	9.32		8.84	9.32
20	8.96	9.44		8.96	9.44
21	9.16	9.88		9.16	9.64
22	9.32	10.04		9.32	9.80
23	9.52	10.24		9.52	10.00
24	9.68	10.40		9.68	10.40
25	9.88	10.84		9.88	10.60
26	10.56	11.28		10.32	11.04
27	11.00	11.72		10.76	11.48
28	11.40	12.12		11.16	12.12
29	12.08	12.80		11.84	12.56
30	12.52	13.24		12.28	13.00
31	13.04	14.00		12.80	13.52
32	13.76	14.48		13.52	14.24
33	14.28	15.24		14.04	14.76
34	14.76	15.96		14.52	15.48
35	15.52	16.48		15.04	16.00
36	16.20	17.40		15.34	16.56
37	16.85	18.40		15.65	16.93
38	17.25	19.56		15.98	17.32
39	17.66	20.56		16.32	17.73

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard
40	18.45	20.86	17.43	19.14
41	19.46	22.38	17.85	19.64
42	20.01	23.41	18.28	20.16
43	20.58	24.20	18.74	20.71
44	21.19	25.00	19.22	21.26
45	21.85	25.90	19.74	21.91
46	22.55	26.98	20.28	22.55
47	23.29	28.48	20.85	23.24
48	24.09	29.50	21.46	23.96
49	24.94	30.59	22.11	24.72
50	25.86	32.43	22.79	25.52
51	26.84	33.78	23.52	26.37
52	27.90	35.11	24.29	27.28
53	29.05	36.53	25.12	28.24
54	30.29	38.02	26.01	29.27
55	31.63	40.50	26.95	30.37
56	33.07	42.23	27.97	31.54
57	34.64	44.07	29.06	32.80
58	36.33	45.97	30.24	34.15
59	38.19	47.98	31.52	35.62
60	40.21	49.86	32.91	37.23
61	42.33	51.98	34.43	38.99
62	44.42	54.81	36.10	40.92
63	46.69	57.00	37.93	43.03
64	49.12	57.00	39.93	45.01
65	51.56	57.00	42.10	47.10
66	54.12	57.00	44.18	49.34
67	56.86	57.00	46.38	51.67
68	57.00	57.00	48.80	54.03
69	57.00	57.00	51.47	56.60
70	57.00	57.00	54.29	57.00
71 and over	57.00	57.00	57.00	57.00

Appendix B

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 70 on a Policy for an insured who is a 30 year old male in the Ultimate Select rate class, annual premium paid on the first day of each Policy year of $2,500, a $300,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration on page 71 is based on the same factors of those on page 70, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts we show for the death benefits, cash values and net surrender values take into account all Policy, subaccount and portfolio fees assessed under the Policy and the timing of those charges. The current illustration uses the current charges for a Policy and the guaranteed illustration uses the guaranteed charges for a Policy. These fees are:

(1)	the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year;

(2)	estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.88% of the portfolios’ gross average daily net assets. The 0.88% gross average portfolio expense level assumes an equal allocation of amounts among the 39 subaccounts. We used annualized actual audited expenses incurred during 2003 for the portfolios to calculate the gross average annual expense level; and

(3)	the premium expense charge (6.0% of premiums paid during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4.0% on Policies with a specified amount in force of $250,000 - $499,999; and 2.5% of all premiums paid thereafter on Policies with a specified amount less than $500,000) and cash value charges using the current monthly Policy charge.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 10% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – Inquiries.)

TFLIC FREEDOM ELITE BUILDER

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 30

Specified Amount	$300,000	Ultimate Select Class
Annual Premium	$2,500	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)
1	300,000	300,000	300,000	1,887	2,016	2,102
2	300,000	300,000	300,000	3,738	4,114	4,374
3	300,000	300,000	300,000	5,549	6,295	6,827
4	300,000	300,000	300,000	7,325	8,565	9,479
5	300,000	300,000	300,000	9,067	10,928	12,348
6	300,000	300,000	300,000	10,768	13,384	15,445
7	300,000	300,000	300,000	12,431	15,936	18,791
8	300,000	300,000	300,000	14,050	18,582	22,400
9	300,000	300,000	300,000	15,629	21,331	26,299
10	300,000	300,000	300,000	17,150	24,167	30,491
15	300,000	300,000	300,000	23,903	39,842	56,894
20	300,000	300,000	300,000	29,375	59,242	97,428
25	300,000	300,000	300,000	34,541	84,137	160,298
30 (Age 60)	300,000	300,000	344,490	37,996	114,906	257,082
35 (Age 65)	300,000	300,000	493,431	39,143	153,158	404,452
40 (Age 70)	300,000	300,000	727,952	36,675	201,219	627,545
45 (Age 75)	300,000	300,000	1,034,415	29,891	263,643	966,743
50 (Age 80)	300,000	362,812	1,558,418	15,113	345,535	1,484,208
55 (Age 85)	*	470,466	2,378,787	*	448,063	2,265,512
60 (Age 90)	*	603,883	3,610,932	*	575,127	3,438,983
65 (Age 95)	*	743,585	5,277,828	*	736,223	5,225,572
70 (Age 100)	*	945,330	7,989,465	*	945,330	7,989,465

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)	End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)
1	—	—	—	20	29,375	59,242	97,428
2	—	358	618	25	34,541	84,137	160,298
3	1,793	2,539	3,071	30 (Age 60)	37,996	114,906	257,082
4	3,569	4,809	5,723	35 (Age 65)	39,143	153,158	404,452
5	5,311	7,172	8,592	40 (Age 70)	36,675	201,219	627,545
6	7,388	10,004	12,065	45 (Age 75)	29,891	263,643	966,743
7	9,426	12,931	15,786	50 (Age 80)	15,113	345,535	1,484,208
8	11,421	15,953	19,771	55 (Age 85)	*	448,063	2,265,512
9	13,376	19,077	24,045	60 (Age 90)	*	575,127	3,438,983
10	15,272	22,289	28,613	65 (Age 95)	*	736,223	5,225,572
15	23,903	39,842	56,894	70 (Age 100)	*	945,330	7,989,465

*	In the absence of an additional payment, the Policy would lapse.

TFLIC FREEDOM ELITE BUILDER

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 30

Specified Amount	$300,000	Ultimate Select Class
Annual Premium	$2,500	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)
1	300,000	300,000	300,000	1,857	1,985	2,071
2	300,000	300,000	300,000	3,663	4,035	4,291
3	300,000	300,000	300,000	5,430	6,165	6,689
4	300,000	300,000	300,000	7,153	8,373	9,273
5	300,000	300,000	300,000	8,832	10,661	12,056
6	300,000	300,000	300,000	10,460	13,025	15,048
7	300,000	300,000	300,000	12,039	15,470	18,268
8	300,000	300,000	300,000	13,562	17,991	21,727
9	300,000	300,000	300,000	15,027	20,590	25,443
10	300,000	300,000	300,000	16,429	23,263	29,433
15	300,000	300,000	300,000	22,585	37,978	54,510
20	300,000	300,000	300,000	27,046	55,348	91,754
25	300,000	300,000	300,000	28,605	74,804	146,672
30 (Age 60)	300,000	300,000	307,196	25,272	95,440	229,251
35 (Age 65)	300,000	300,000	430,920	13,698	115,829	353,213
40 (Age 70)	*	300,000	620,027	*	132,878	534,506
45 (Age 75)	*	300,000	857,729	*	140,756	801,616
50 (Age 80)	*	300,000	1,261,061	*	123,924	1,201,011
55 (Age 85)	*	300,000	1,863,045	*	36,054	1,774,369
60 (Age 90)	*	*	2,704,138	*	*	2,575,369
65 (Age 95)	*	*	3,801,990	*	*	3,764,347
70 (Age 100)	*	*	5,680,626	*	*	5,680,626

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)	End of Policy Year	0% (Gross) -.88% (Net)	6% (Gross) 5.12% (Net)	10% (Gross) 9.12% (Net)
1	—	—	—	20	27,046	55,348	91,754
2	—	279	535	25	28,605	74,804	146,672
3	1,674	2,409	2,933	30 (Age 60)	25,272	95,440	229,251
4	3,397	4,617	5,517	35 (Age 65)	13,698	115,829	353,213
5	5,076	6,905	8,300	40 (Age 70)	*	132,878	534,506
6	7,080	9,645	11,668	45 (Age 75)	*	140,756	801,616
7	9,034	12,465	15,263	50 (Age 80)	*	123,924	1,201,011
8	10,933	15,362	19,098	55 (Age 85)	*	36,054	1,774,329
9	12,773	18,336	23,190	60 (Age 90)	*	*	2,575,369
10	14,551	21,385	27,555	65 (Age 95)	*	*	3,764,347
15	22,585	37,978	54,510	70 (Age 100)	*	*	5,680,626

*	In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Transamerica

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

Facsimile: 1-800-322-7361

(Monday - Friday from 8:30 a.m. -7:00 p.m. Eastern time)

www.tafinlife.com/vp

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant’s file numbers are listed below.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

TFLIC FREEDOM ELITE BUILDER®

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

(727) 299-1531

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom Elite BuilderSM flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2004, by calling 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the administrative office at Transamerica, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the

AEGON/Transamerica Series Fund, Inc. – Initial Class, the Fidelity Variable Insurance Products Funds – Service

Class 2 Shares, and the Access Variable Insurance Trust.

i

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. All premium payments, loan repayments, correspondence and notices should be sent to this address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; send them to the administrative office.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by this Policy.

1

issue age	The insured’s age on his or her birthday nearest to the Policy date. When you increase the Base Policy’s specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured’s age on his or her birthday nearest the date that the increase in specified amount takes effect. This age may be different from the attained age on other segments of specified amount coverage.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

maturity date	The Policy anniversary nearest the insured’s 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

minimum monthly guarantee premium	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date	For a Policy issued to any insured ages 0-60, the no lapse date is either the anniversary on which the insured’s attained age is 65 or the twentieth Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

NYSE	The New York Stock Exchange.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

2

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the Policy date, plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount is the amount shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

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we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner	• Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.

• Change is effective as of the date that the owner signs the written notice.

• Changing the owner does not automatically change the beneficiary.

• Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

• We are not liable for payments we made before we received the written notice at our administrative office.

Choosing the Beneficiary	• The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.

• If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

• If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

• If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner’s estate upon the insured’s death.

Changing the Beneficiary	• The owner changes the beneficiary by providing written notice to us at our administrative office.

• Change is effective as of the date the owner signs the written notice.

• We are not liable for any payments we made before we received the written notice at our administrative office.

• If an irrevocable beneficiary is named, such beneficiary may not be changed without their written consent.

Assigning the Policy	• The owner may assign Policy rights while the insured is alive.

• The owner retains any ownership rights that are not assigned.

• Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

• Claims under any assignment are subject to proof of interest and the extent of the assignment.

• We are not:

• bound by any assignment unless we receive a written notice of the assignment at our administrative office;

• responsible for the validity of any assignment;

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• liable for any payment we made before we received written notice of the assignment at our administrative office; or

• bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

• Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

A new two year contestability period shall apply to each increase in specified amount beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

We cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide within two years of the Policy date, the Policy will terminate and our liability, including any riders attached to this Policy, is limited to an amount equal to the premiums paid, less any outstanding loan amount, including accrued interest, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide within two years from the effective date of any increase in specified amount, our liability with respect to such increase will be its cost of insurance.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and gender.

Modifying the Policy

Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds’ Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal

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income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund’s Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Investments

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);

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•	the mortality tables we use; and

•	the specific payment option(s) you choose.

Option 1–Equal Monthly Installments for a Fixed Period	• We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.

• We will stop making payments once we have made all the payments for the period selected.

Option 2–Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:

• only for the life of the payee, at the end of which payments will end; or

• for the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or

• for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3–Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	• We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.

• Payments to the co-payee, if living, upon the payee’s death will equal either:

• the full amount paid to the payee before the payee’s death; or

• two-thirds of the amount paid to the payee before the payee’s death.

• All payments will cease upon the death of the co-payee.

Additional Information about Transamerica and the Separate Account

Transamerica is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Transamerica’s home office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

Transamerica was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

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Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of Transamerica.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Transamerica and AFSG Securities Corporation (“AFSG”), the principal underwriter of the Policy. Both AFSG and Transamerica are indirect subsidiaries of AEGON U.S. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and Transamerica on behalf of its separate account went into effect April 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission paid to broker-dealers during 2003 was, on average:

•	62% of all premiums you make during the first Policy year, plus

•	3% of all premiums you make during Policy years 2 – 10.

We will pay an additional sales commission of up to 0.30% of the Policy’s cash value on the Policy anniversary and if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. In addition, certain production, persistency and managerial bonuses may be paid.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

We intend to recoup commissions and other sales expenses through a portion of all the charges under the Policy. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to the policyowners or the separate account.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

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AFSG, the principal underwriter for the Policy, will receive 12b-1 fees that equal 0.25% of average daily portfolio assets of the Fidelity VIP Fund, and 0.25% of the average daily net assets of AVIT portfolio shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Fund and AVIT portfolios held for the Policies as compensation for providing certain recordkeeping services.

During fiscal years 2003, 2002 and 2001 AFSG received $2,129,231, $2,278,929 and $3,197,656, respectively, as sales compensation with respect to the Policies. No amounts were retained by AFSG.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

•	the current cash value

•	the current net surrender value

•	the current death benefit

•	outstanding loans

•	any activity since the last report

•	projected values

•	investment experience of each subaccount

•	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Auditors

The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Transamerica for the year ended December 31, 2003. The principal business address of Ernst & Young is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President, Assistant Actuary and Illustration Actuary of Transamerica, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Transamerica’s financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements and you should consider these financial statements and schedules only as bearing upon Transamerica’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica’s financial statements and schedules at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

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Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge will vary by the insured’s gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any increase in specified amount, and rate class. We currently place insureds into the following rate classes:

•	ultimate select (preferred) non-tobacco use;

•	select (non-preferred) non-tobacco use;

•	ultimate standard (preferred) tobacco use;

•	standard (non-preferred) tobacco use; and

•	juvenile – under 18.

We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an “ultimate class.” An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.

IMSA

We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount’s performance to the performance of:

•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

•	certificates of deposit;

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•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Index to Financial Statements

TFLIC Series Life Account:

Report of Independent Auditors, dated February 5, 2004

Statements of Assets and Liabilities at December 31, 2003

Statements of Operations for the year ended December 31, 2003

Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002

Notes to the Financial Statements

Transamerica Financial Life Insurance Company

Report of Independent Auditors, dated February 13, 2004

Balance Sheets Statutory-Basis at December 31, 2003 and 2002

Statements of Operations Statutory-Basis for the years ended December 31, 2003, 2002 and 2001

Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2003, 2002 and 2001

Statements of Cash Flow Statutory-Basis for the years ended December 31, 2003, 2002 and 2001

Notes to Financial Statements—Statutory-Basis

Statutory-Basis Financial Statement Schedules

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REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contract Owners

    of the TFLIC Series Life Account

TFLIC Life Insurance Company, Inc.

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the TFLIC Series Life Account (the Separate Account, a separate account of TFLIC Life Insurance Company, Inc.) as of December 31, 2003, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2003, by correspondence with the mutual fund’s transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TFLIC Series Life Account at December 31, 2003, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

Des Moines, Iowa

February 5, 2004

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	TFLIC Transamerica Money Market Subaccount	TFLIC AEGON Bond Subaccount	TFLIC Janus Growth Subaccount	TFLIC Janus Global Subaccount	TFLIC LKCM Strategic Total Return Subaccount
Assets:
Investment in securities:
Number of shares	286	25	133	105	8

Cost	$286	$316	$4,402	$2,037	$104

Investment, at net asset value	$286	$318	$4,006	$1,701	$115
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	1	0

Total assets	286	318	4,006	1,702	115

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	1	0	0

Total liabilities	0	0	1	0	0

Net assets	$286	$318	$4,005	$1,702	$115

Net Assets Consists of:
Policy owners’ equity	$286	$318	$4,005	$1,702	$88
Depositor’s equity	0	0	0	0	27

Net assets applicable to units outstanding	$286	$318	$4,005	$1,702	$115

Policy owners’ units	26	24	630	199	8
Depositor’s units	0	0	0	0	3

Units outstanding	26	24	630	199	11

Accumulation unit value	$11.12	$13.31	$6.35	$8.54	$10.68

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	TFLIC Van Kampen Emerging Growth Subaccount	TFLIC Alger Aggressive Growth Subaccount	TFLIC Federated Growth & Income Subaccount	TFLIC Transamerica Value Balanced Subaccount	TFLIC PBHG/NWQ Value Select Subaccount
Assets:
Investment in securities:
Number of shares	150	178	42	32	7

Cost	$2,915	$2,872	$647	$382	$98

Investment, at net asset value	$2,491	$2,574	$726	$402	$111
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	2,491	2,574	726	402	111

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	1	0	0	0

Total liabilities	0	1	0	0	0

Net assets	$2,491	$2,573	$726	$402	$111

Net Assets Consists of:
Policy owners’ equity	$2,491	$2,573	$726	$402	$83
Depositor’s equity	0	0	0	0	28

Net assets applicable to units outstanding	$2,491	$2,573	$726	$402	$111

Policy owners’ units	286	342	42	35	7
Depositor’s units	0	0	0	0	3

Units outstanding	286	342	42	35	10

Accumulation unit value	$8.71	$7.53	$17.20	$11.32	$11.35

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	TFLIC American Century International Subaccount	TFLIC GE U.S. Equity Subaccount	TFLIC Third Avenue Value Subaccount	TFLIC Clarion Real Estate Securities Subaccount	TFLIC Marsico Growth Subaccount
Assets:
Investment in securities:
Number of shares	66	13	35	19	15

Cost	$425	$160	$481	$241	$122

Investment, at net asset value	$493	$170	$587	$293	$131
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	1	0	1	1	0

Total assets	494	170	588	294	131

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$494	$170	$588	$294	$131

Net Assets Consists of:
Policy owners’ equity	$475	$147	$588	$294	$110
Depositor’s equity	19	23	0	0	21

Net assets applicable to units outstanding	$494	$170	$588	$294	$131

Policy owners’ units	62	16	31	16	13
Depositor’s units	3	3	0	0	2

Units outstanding	65	19	31	16	15

Accumulation unit value	$7.64	$9.28	$19.03	$17.89	$8.51

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	TFLIC Munder Net50 Subaccount	TFLIC T. Rowe Price Equity Income Subaccount	TFLIC T. Rowe Price Small Cap Subaccount	TFLIC Salomon All Cap Subaccount	TFLIC PBHG Mid Cap Growth Subaccount
Assets:
Investment in securities:
Number of shares	13	6	24	62	136

Cost	$91	$96	$235	$712	$1,248

Investment, at net asset value	$111	$112	$268	$807	$1,201
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	1	1

Total assets	111	112	268	808	1,202

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$111	$112	$268	$808	$1,202

Net Assets Consists of:
Policy owners’ equity	$90	$87	$242	$808	$1,181
Depositor’s equity	21	25	26	0	21

Net assets applicable to units outstanding	$111	$112	$268	$808	$1,202

Policy owners’ units	11	9	23	62	141
Depositor’s units	2	3	3	0	3

Units outstanding	13	12	26	62	144

Accumulation unit value	$8.36	$9.85	$10.48	$13.01	$8.37

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	TFLIC Dreyfus Mid Cap Subaccount	TFLIC Great Companies — AmericaSM Subaccount	TFLIC Great Companies — TechnologySM Subaccount	TFLIC Templeton Great Companies — Global Subaccount	TFLIC Asset Allocation — Conservative Portfolio Subaccount
Assets:
Investment in securities:
Number of shares	20	25	34	16	14

Cost	$218	$230	$113	$98	$134

Investment, at net asset value	$260	$247	$134	$110	$153
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	1	0	0	0	0

Total assets	261	247	134	110	153

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$261	$247	$134	$110	$153

Net Assets Consists of:
Policy owners’ equity	$261	$224	$125	$93	$126
Depositor’s equity	0	23	9	17	27

Net assets applicable to units outstanding	$261	$247	$134	$110	$153

Policy owners’ units	21	24	36	14	11
Depositor’s units	0	3	3	2	3

Units outstanding	21	27	39	16	14

Accumulation unit value	$12.56	$9.14	$3.47	$6.86	$11.01

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	TFLIC Asset Allocation — Moderate Portfolio Subaccount	TFLIC Asset Allocation — Moderate Growth Portfolio Subaccount	TFLIC Asset Allocation — Growth Portfolio Subaccount	TFLIC PIMCO Total Return Subaccount	TFLIC Janus Balanced Subaccount
Assets:
Investment in securities:
Number of shares	67	188	126	2	4

Cost	$627	$1,747	$1,168	$23	$38

Investment, at net asset value	$731	$2,030	$1,345	$24	$42
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	1	0	15	0	0

Total assets	732	2,030	1,360	24	42

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$732	$2,030	$1,360	$24	$42

Net Assets Consists of:
Policy owners’ equity	$732	$2,030	$1,334	$24	$15
Depositor’s equity	0	0	26	0	27

Net assets applicable to units outstanding	$732	$2,030	$1,360	$24	$42

Policy owners’ units	68	190	127	2	1
Depositor’s units	0	0	2	0	3

Units outstanding	68	190	129	2	4

Accumulation unit value	$10.84	$10.67	$10.53	$10.98	$10.65

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	TFLIC Transamerica Convertible Securities Subaccount	TFLIC Transamerica Equity Subaccount	TFLIC Transamerica Growth Opportunities Subaccount	TFLIC Capital Guardian Value Subaccount	TFLIC Transamerica U.S. Government Securities Subaccount
Assets:
Investment in securities:
Number of shares	3	6	4	2	2

Cost	$26	$97	$40	$27	$28

Investment, at net asset value	$30	$114	$46	$28	$29
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	30	114	46	28	29

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$30	$114	$46	$28	$29

Net Assets Consists of:
Policy owners’ equity	$2	$86	$20	$2	$2
Depositor’s equity	28	28	26	26	27

Net assets applicable to units outstanding	$30	$114	$46	$28	$29

Policy owners’ units	0	8	2	0	0
Depositor’s units	3	3	2	3	3

Units outstanding	3	11	4	3	3

Accumulation unit value	$11.35	$11.09	$10.29	$10.55	$10.68

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	TFLIC J.P. Morgan Enhanced Index Subaccount	TFLIC MFS High Yield Subaccount	TFLIC Capital Guardian U.S. Equity Subaccount	Access U.S. Government Money Market Portfolio Subaccount	Potomac Dow 30 Plus Portfolio Subaccount
Assets:
Investment in securities:
Number of shares	2	2	3	20	2

Cost	$27	$20	$27	$20	$20

Investment, at net asset value	$29	$22	$30	$20	$24
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	29	22	30	20	24

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$29	$22	$30	$20	$24

Net Assets Consists of:
Policy owners’ equity	$3	$0	$3	$0	$0
Depositor’s equity	26	22	27	20	24

Net assets applicable to units outstanding	$29	$22	$30	$20	$24

Policy owners’ units	0	0	0	0	0
Depositor’s units	3	2	3	2	2

Units outstanding	3	2	3	2	2

Accumulation unit value	$10.37	$10.90	$10.87	$9.94	$12.15

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	Potomac OTC Plus Portfolio Subaccount	Wells S&P REIT Index Portfolio Subaccount	Fidelity VIP Growth Opportunities Portfolio Subaccount	Fidelity VIP Contrafund® Portfolio Subaccount	Fidelity VIP Equity-Income Portfolio Subaccount
Assets:
Investment in securities:
Number of shares	2	2	6	11	10

Cost	$20	$20	$88	$208	$204

Investment, at net asset value	$25	$24	$97	$245	$232
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	25	24	97	245	232

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$25	$24	$97	$245	$232

Net Assets Consists of:
Policy owners’ equity	$0	$0	$80	$223	$206
Depositor’s equity	25	24	17	22	26

Net assets applicable to units outstanding	$25	$24	$97	$245	$232

Policy owners’ units	0	0	12	25	20
Depositor’s units	2	2	3	2	2

Units outstanding	2	2	15	27	22

Accumulation unit value	$12.52	$12.24	$6.93	$9.02	$10.37

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(all amounts in thousands)

	TFLIC Transamerica Money Market Subaccount	TFLIC AEGON Bond Subaccount	TFLIC Janus Growth Subaccount	TFLIC Janus Global Subaccount	TFLIC LKCM Strategic Total Return Subaccount
Investment Income:
Dividend income	$3	$18	$0	$0	$3

Expenses:
Mortality and expense risk	3	3	29	12	1

Net investment income (loss)	0	15	(29)	(12)	2

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	9	(351)	(220)	(2)
Realized gain distribution	0	0	0	0	0
Change in unrealized appreciation (depreciation)	0	(11)	1,250	529	19

Net gain (loss) on investment securities	0	(2)	899	309	17

Net increase (decrease) in net assets resulting from operations	$0	$13	$870	$297	$19

	TFLIC Van Kampen Emerging Growth Subaccount	TFLIC Alger Aggressive Growth Subaccount	TFLIC Federated Growth & Income Subaccount	TFLIC Transamerica Value Balanced Subaccount	TFLIC PBHG/NWQ Value Select Subaccount
Investment Income:
Dividend income	$0	$0	$24	$11	$1

Expenses:
Mortality and expense risk	18	19	5	3	1

Net investment income (loss)	(18)	(19)	19	8	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	(314)	(223)	4	(13)	(2)
Realized gain distribution	0	0	12	0	0
Change in unrealized appreciation (depreciation)	813	849	100	67	25

Net gain (loss) on investment securities	499	626	116	54	23

Net increase (decrease) in net assets resulting from operations	$481	$607	$135	$62	$23

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(all amounts in thousands)

	TFLIC American Century International Subaccount	TFLIC GE U.S. Equity Subaccount	TFLIC Third Avenue Value Subaccount	TFLIC Clarion Real Estate Securities Subaccount	TFLIC Marsico Growth Subaccount
Investment Income:
Dividend income	$0	$1	$2	$5	$0

Expenses:
Mortality and expense risk	3	2	4	2	1

Net investment income (loss)	(3)	(1)	(2)	3	(1)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	(8)	(3)	(4)	2	(6)
Realized gain distribution	0	0	0	1	0
Change in unrealized appreciation (depreciation)	106	32	147	63	30

Net gain (loss) on investment securities	98	29	143	66	24

Net increase (decrease) in net assets resulting from operations	$95	$28	$141	$69	$23

	TFLIC Munder Net50 Subaccount	TFLIC T. Rowe Price Equity Income Subaccount	TFLIC T. Rowe Price Small Cap Subaccount	TFLIC Salomon All Cap Subaccount	TFLIC PBHG Mid Cap Growth Subaccount
Investment Income:
Dividend income	$0	$2	$0	$3	$0

Expenses:
Mortality and expense risk	1	1	2	6	9

Net investment income (loss)	(1)	1	(2)	(3)	(9)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	(4)	(9)	(6)	(15)	(92)
Realized gain distribution	0	1	0	0	0
Change in unrealized appreciation (depreciation)	36	29	77	210	333

Net gain (loss) on investment securities	32	21	71	195	241

Net increase (decrease) in net assets resulting from operations	$31	$22	$69	$192	$232

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(all amounts in thousands)

	TFLIC Dreyfus Mid Cap Subaccount	TFLIC Great Companies — AmericaSM Subaccount	TFLIC Great Companies — TechnologySM Subaccount	TFLIC Templeton Great Companies Global Subaccount	TFLIC Asset Allocation — Conservative Portfolio Subaccount
Investment Income:
Dividend income	$0	$1	$0	$0	$0

Expenses:
Mortality and expense risk	2	2	1	1	1

Net investment income (loss)	(2)	(1)	(1)	(1)	(1)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	(2)	(7)	(6)	0	2
Realized gain distribution	0	0	0	0	0
Change in unrealized appreciation (depreciation)	62	51	44	23	20

Net gain (loss) on investment securities	60	44	38	23	22

Net increase (decrease) in net assets resulting from operations	$58	$43	$37	$22	$21

	TFLIC Asset Allocation — Moderate Portfolio Subaccount	TFLIC Asset Allocation — Moderate Growth Portfolio Subaccount	TFLIC Asset Allocation — Growth Portfolio Subaccount	TFLIC PIMCO Total Return Subaccount	TFLIC Janus Balanced Subaccount
Investment Income:
Dividend income	$0	$1	$1	$0	$0

Expenses:
Mortality and expense risk	4	9	5	0	1

Net investment income (loss)	(4)	(8)	(4)	0	(1)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	9	5	4	2	0
Realized gain distribution	0	0	0	0	0
Change in unrealized appreciation (depreciation)	105	285	177	(1)	5

Net gain (loss) on investment securities	114	290	181	1	5

Net increase (decrease) in net assets resulting from operations	$110	$282	$177	$1	$4

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(all amounts in thousands)

	TFLIC Transamerica Convertible Securities Subaccount	TFLIC Transamerica Equity Subaccount	TFLIC Transamerica Growth Opportunities Subaccount	TFLIC Capital Guardian Value Subaccount
Investment Income:
Dividend income	$0	$0	$0	$0

Expenses:
Mortality and expense risk	0	1	1	0

Net investment income (loss)	0	(1)	(1)	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	1	0	0
Realized gain distribution	0	0	0	0
Change in unrealized appreciation (depreciation)	5	20	11	7

Net gain (loss) on investment securities	5	21	11	7

Net increase (decrease) in net assets resulting from operations	$5	$20	$10	$7

	TFLIC Transamerica U.S. Government Securities Subaccount	TFLIC J.P. Morgan Enhanced Index Subaccount	TFLIC MFS High Yield Subaccount	TFLIC Capital Guardian U.S. Equity Subaccount
Investment Income:
Dividend income	$1	$0	$0	$0

Expenses:
Mortality and expense risk	0	0	0	0

Net investment income (loss)	1	0	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	(1)	0	0
Realized gain distribution	0	0	0	0
Change in unrealized appreciation (depreciation)	0	7	2	8

Net gain (loss) on investment securities	0	6	2	8

Net increase (decrease) in net assets resulting from operations	$1	$6	$2	$8

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(all amounts in thousands)

	Access U.S. Government Money Market Subaccount	Potomac Dow 30 Plus Portfolio Subaccount	Potomac OTC Plus Portfolio Subaccount	Wells S&P REIT Index Portfolio Subaccount
Investment Income:
Dividend income	$0	$0	$0	$0

Expenses:
Mortality and expense risk	0	0	0	0

Net investment income (loss)	0	0	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	0	0	0
Realized gain distribution	0	0	0	0
Change in unrealized appreciation (depreciation)	0	4	5	4

Net gain (loss) on investment securities	0	4	5	4

Net increase (decrease) in net assets resulting from operations	$0	$4	$5	$4

	Fidelity VIP Growth Opportunities Portfolio Subaccount	Fidelity VIP Contrafund® Portfolio Subaccount	Fidelity VIP Equity-Income Portfolio Subaccount
Investment Income:
Dividend income	$1	$1	$3

Expenses:
Mortality and expense risk	1	2	2

Net investment income (loss)	0	(1)	1

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	(2)	(1)	(5)
Realized gain	0	0	0
Change in unrealized appreciation	23	51	54

Net gain (loss) on investment securities	21	50	49

Net increase (decrease) in net assets resulting from operations	$21	$49	$50

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica Money Market Subaccount		TFLIC AEGON Bond Subaccount		TFLIC Janus Growth Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$0	$2	$15	$10	$(29)	$(22)
Net gain (loss) on investment securities	0	0	(2)	14	899	(898)

Net increase (decrease) in net assets resulting from operations	0	2	13	24	870	(920)

Capital Unit Transactions:
Proceeds from units sold (transferred)	(86)	191	(50)	358	1,078	1,468

Less cost of units redeemed:
Administrative charges	40	46	43	34	419	498
Policy loans	2	0	1	0	9	5
Surrender benefits	3	9	8	6	68	28
Death benefits	0	0	0	0	0	3

	45	55	52	40	496	534

Increase (decrease) in net assets from capital unit transactions	(131)	136	(102)	318	582	934

Net increase (decrease) in net assets	(131)	138	(89)	342	1,452	14
Depositor’s equity contribution (net redemption)	(28)	0	(33)	0	0	0
Net Assets:
Beginning of year	445	307	440	98	2,553	2,539

End of year	$286	$445	$318	$440	$4,005	$2,553

Unit Activity:
Units outstanding — beginning of year	40	28	34	8	526	363
Units issued	29	104	20	34	356	414
Units redeemed	(43)	(92)	(30)	(8)	(252)	(251)

Units outstanding — end of year	26	40	24	34	630	526

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC Janus Global Subaccount		TFLIC LKCM Strategic Total Return Subaccount		TFLIC Van Kampen Emerging Growth Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(12)	$25	$2	$2	$(18)	$(13)
Net gain (loss) on investment securities	309	(438)	17	(10)	499	(668)

Net increase (decrease) in net assets resulting from operations	297	(413)	19	(8)	481	(681)

Capital Unit Transactions:
Proceeds from units sold (transferred)	357	472	40	26	700	986

Less cost of units redeemed:
Administrative charges	161	200	10	12	261	310
Policy loans	3	4	1	0	6	0
Surrender benefits	17	12	1	1	37	19
Death benefits	0	1	0	0	1	1

	181	217	12	13	305	330

Increase (decrease) in net assets from capital unit transactions	176	255	28	13	395	656

Net increase (decrease) in net assets	473	(158)	47	5	876	(25)
Depositor’s equity contribution (net redemption)	0	0	0	0	0	0
Net Assets:
Beginning of year	1,229	1,387	68	63	1,615	1,640

End of year	$1,702	$1,229	$115	$68	$2,491	$1,615

Unit Activity:
Units outstanding — beginning of year	176	146	8	7	235	159
Units issued	101	115	7	4	168	186
Units redeemed	(78)	(85)	(4)	(3)	(117)	(110)

Units outstanding — end of year	199	176	11	8	286	235

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC Alger Aggressive Growth Subaccount		TFLIC Federated Growth & Income Subaccount		TFLIC Transamerica Value Balanced Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(19)	$(16)	$19	$17	$8	$7
Net gain (loss) on investment securities	626	(763)	116	(20)	54	(39)

Net increase (decrease) in net assets resulting from operations	607	(779)	135	(3)	62	(32)

Capital Unit Transactions:
Proceeds from units sold (transferred)	602	912	288	319	132	293

Less cost of units redeemed:
Administrative charges	265	318	78	74	50	44
Policy Loans	8	0	2	0	5	4
Surrender benefits	47	29	17	0	11	0
Death benefits	0	1	0	1	0	0

	320	348	97	75	66	48

Increase (decrease) in net assets from capital unit transactions	282	564	191	244	66	245

Net increase (decrease) in net assets	889	(215)	326	241	128	213
Depositor’s equity contribution (net redemption)	0	0	(37)	0	(25)	0
Net Assets:
Beginning of year	1,684	1,899	437	196	299	86

End of year	$2,573	$1,684	$726	$437	$402	$299

Unit Activity:
Units outstanding — beginning of year	299	219	32	15	31	8
Units issued	185	215	28	33	22	37
Units redeemed	(142)	(135)	(18)	(16)	(18)	(14)

Units outstanding — end of year	342	299	42	32	35	31

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC PBHG/NWQ Value Select Subaccount		TFLIC American Century International Subaccount		TFLIC GE U.S. Equity Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$0	$0	$(3)	$(1)	$(1)	$0
Net gain (loss) on investment securities	23	(12)	98	(18)	29	(25)

Net increase (decrease) in net assets resulting from operations	23	(12)	95	(19)	28	(25)

Capital Unit Transactions:
Proceeds from units sold (transferred)	28	36	358	64	50	57

Less cost of units redeemed:
Administrative charges	10	9	39	15	16	17
Policy	1	0	2	0	0	0
Surrender benefits	1	0	7	1	2	0
Death benefits	0	0	0	0	0	0

	12	9	48	16	18	17

Increase (decrease) in net assets from capital unit transactions	16	27	310	48	32	40

Net increase (decrease) in net assets	39	15	405	29	60	15
Depositor’s equity contribution (net redemption)	0	0	0	0	0	0
Net Assets:
Beginning of year	72	57	89	60	110	95

End of year	$111	$72	$494	$89	$170	$110

Unit Activity:
Units outstanding — beginning of year	8	6	14	8	15	10
Units issued	8	5	109	13	9	11
Units redeemed	(6)	(3)	(58)	(7)	(5)	(6)

Units outstanding — end of year	10	8	65	14	19	15

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC Third Avenue Value Subaccount		TFLIC Clarion Real Estate Securities Subaccount		TFLIC Marsico Growth Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(2)	$2	$3	$1	$(1)	$(1)
Net gain (loss) on investment	143	(44)	66	(9)	24	(20)

Net increase (decrease) in net assets resulting from operations	141	(42)	69	(8)	23	(21)

Capital Unit Transactions:
Proceeds from units sold (transferred)	208	197	132	132	38	59

Less cost of units redeemed:
Administrative charges	56	54	33	26	11	13
Policy loans	1	0	0	0	0	0
Surrender benefits	6	4	7	0	1	0
Death benefits	0	0	0	0	0	0

	63	58	40	26	12	13

Increase (decrease) in net assets from capital unit transactions	145	139	92	106	26	46

Net increase (decrease) in net assets	286	97	161	98	49	25
Depositor’s equity contribution (net redemption)	(38)	0	(37)	0	0	0
Net Assets:
Beginning of year	340	243	170	72	82	57

End of year	$588	$340	$294	$170	$131	$82

Unit Activity:
Units outstanding — beginning of year	24	16	13	6	12	7
Units issued	21	22	14	24	7	9
Units redeemed	(14)	(14)	(11)	(17)	(4)	(4)

Units outstanding — end of year	31	24	16	13	15	12

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC Munder Net50 Subaccount		TFLIC T. Rowe Price Equity Income Subaccount		TFLIC T. Rowe Price Small Cap Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(1)	$(1)	$1	$(1)	$(2)	$(1)
Net gain (loss) on investment securities	32	(16)	21	(15)	71	(46)

Net increase (decrease) in net assets resulting from operations	31	(17)	22	(16)	69	(47)

Capital Unit Transactions:
Proceeds from units sold (transferred)	47	26	20	39	71	70

Less cost of units redeemed:
Administrative charges	6	6	11	9	19	19
Policy	2	0	0	0	4	0
Surrender benefits	1	0	1	2	3	6
Death benefits	0	0	0	0	0	0

	9	6	12	11	26	25

Increase (decrease) in net assets from capital unit transactions	38	20	8	28	45	45

Net increase (decrease) in net assets	69	3	30	12	114	(2)
Depositor’s equity contribution (net redemption)	0	0	0	0	0	0
Net Assets:
Beginning of year	42	39	82	70	154	156

End of year	$111	$42	$112	$82	$268	$154

Unit Activity:
Units outstanding — beginning of year	8	5	11	8	20	15
Units issued	10	6	5	6	13	14
Units redeemed	(5)	(3)	(4)	(3)	(7)	(9)

Units outstanding — end of year	13	8	12	11	26	20

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC Salomon All Cap Subaccount		TFLIC PBHG Mid Cap Growth Subaccount		TFLIC Dreyfus Mid Cap Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(3)	$1	$(9)	$(7)	$(2)	$(1)
Net gain (loss) on investment securities	195	(133)	241	(258)	60	(22)

Net increase (decrease) in net assets resulting from operations	192	(132)	232	(265)	58	(23)

Capital Unit Transactions:
Proceeds from units sold (transferred)	246	355	332	442	87	118

Less cost of units redeemed:
Administrative charges	80	93	125	148	30	29
Policy loans	2	6	4	0	0	0
Surrender benefits	18	1	22	5	7	0
Death benefits	0	1	0	1	0	0

	100	101	151	154	37	29

Increase (decrease) in net assets from capital unit transactions	146	254	181	288	50	89

Net increase (decrease) in net assets	338	122	413	23	108	66
Depositor’s equity contribution (net redemption)	(27)	0	0	0	(27)	0
Net Assets:
Beginning of year	497	375	789	766	180	114

End of year	$808	$497	$1,202	$789	$261	$180

Unit Activity:
Units outstanding — beginning of year	51	29	120	83	19	11
Units issued	39	47	81	90	12	14
Units redeemed	(28)	(25)	(57)	(53)	(10)	(6)

Units outstanding — end of year	62	51	144	120	21	19

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLICG Great Companies — AmericaSM Subaccount		TFLIC Great Companies — TechnologySM Subaccount		TFLIC Templeton Great Companies Global Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(1)	$(1)	$(1)	$(1)	$(1)	$(1)
Net gain (loss) on investment securities	44	(30)	38	(30)	23	(14)

Net increase (decrease) in net assets resulting from operations	43	(31)	37	(31)	22	(15)

Capital Unit Transactions:
Proceeds from units sold (transferred)	73	145	42	60	30	69

Less cost of units redeemed:
Administrative charges	25	25	12	14	11	13
Policy loans	0	0	0	0	0	0
Surrender benefits	5	1	1	0	1	1
Death benefits	0	1	0	0	0	0

	30	27	13	14	12	14

Increase (decrease) in net assets from capital unit transactions	43	118	29	46	18	55

Net increase (decrease) in net assets	86	87	66	15	40	40
Depositor’s equity contribution (net redemption)	0	0	0	0	0	0
Net Assets:
Beginning of year	161	74	68	53	70	30

End of year	$247	$161	$134	$68	$110	$70

Unit Activity:
Units outstanding — beginning of year	22	8	29	14	13	5
Units issued	14	21	24	30	9	14
Units redeemed	(9)	(7)	(14)	(15)	(6)	(6)

Units outstanding — end of year	27	22	39	29	16	13

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC Asset Allocation — Conservative Portfolio Subaccount		TFLIC Asset Allocation — Moderate Portfolio Subaccount		TFLIC Asset Allocation — Moderate Growth Portfolio Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(1)	$0	$(4)	$0	$(8)	$(1)
Net gain (loss) on investment securities	22	(2)	114	(5)	290	(6)

Net increase (decrease) in net assets resulting from operations	21	(2)	110	(5)	282	(7)

Capital Unit Transactions:
Proceeds from units sold (transferred)	104	30	638	159	1,792	261

Less cost of units redeemed:
Administrative charges	21	3	137	20	251	25
Policy loans	0	0	2	0	0	0
Surrender benefits	1	0	7	3	22	0
Death benefits	0	0	0	0	0	0

	22	3	146	23	273	25

Increase (decrease) in net assets from capital unit transactions	82	27	492	136	1,519	236

Net increase (decrease) in net assets	103	25	602	131	1,801	229
Depositor’s equity contribution (net redemption)	0	25	(26)	25	(25)	25
Net Assets:
Beginning of year	50	0	156	0	254	0

End of year	$153	$50	$732	$156	$2,030	$254

Unit Activity:
Units outstanding — beginning of year	6	0	18	0	30	0
Units issued	13	7	83	23	209	42
Units redeemed	(5)	(1)	(33)	(5)	(49)	(12)

Units outstanding — end of year	14	6	68	18	190	30

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC Asset Allocation — Growth Portfolio Subaccount		TFLIC PIMCO Total Return Subaccount		TFLIC Janus Balanced Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(4)	$0	$0	$0	$(1)	$0
Net gain (loss) on investment securities	181	(5)	1	2	5	(1)

Net increase (decrease) in net assets resulting from operations	177	(5)	1	2	4	(1)

Capital Unit Transactions:
Proceeds from units sold (transferred)	1,196	117	26	2	15	2

Less cost of units redeemed:
Administrative charges	121	13	5	0	3	0
Policy loans	0	0	0	0	0	0
Surrender benefits	16	0	0	0	0	0
Death benefits	0	0	0	0	0	0

	137	13	5	0	3	0

Increase (decrease) in net assets from capital unit transactions	1,059	104	21	2	12	2

Net increase (decrease) in net assets	1,236	99	22	4	16	1
Depositor’s equity contribution (net redemption)	0	25	(27)	25	0	25
Net Assets:
Beginning of year	124	0	29	0	26	0

End of year	$1,360	$124	$24	$29	$42	$26

Unit Activity:
Units outstanding — beginning of year	15	0	3	0	3	0
Units issued	141	20	5	3	2	3
Units redeemed	(27)	(5)	(6)	0	(1)	0

Units outstanding — end of year	129	15	2	3	4	3

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica Convertible Securities Subaccount		TFLIC Transamerica Equity Subaccount		TFLIC Transamerica Growth Opportunities Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$0	$(1)	$(1)	$0	$(1)	$0
Net gain (loss) on investment securities	5	(1)	21	(3)	11	(5)

Net increase (decrease) in net assets resulting from operations	5	(2)	20	(3)	10	(5)

Capital Unit Transactions:
Proceeds from units sold (transferred)	2	1	77	12	14	7

Less cost of units redeemed:
Administrative charges	0	0	12	1	4	1
Policy	0	0	0	0	0	0
Surrender benefits	1	0	4	0	0	0
Death benefits	0	0	0	0	0	0

	1	0	16	1	4	1

Increase (decrease) in net assets from capital unit transactions	1	1	61	11	10	6

Net increase (decrease) in net assets	6	(1)	81	8	20	1
Depositor’s equity contribution (net redemption)	0	25	0	25	0	25
Net Assets:
Beginning of year	24	0	33	0	26	0

End of year	$30	$24	$114	$33	$46	$26

Unit Activity:
Units outstanding — beginning of year	3	0	4	0	3	0
Units issued	0	3	9	4	2	3
Units redeemed	0	0	(2)	0	(1)	0

Units outstanding — end of year	3	3	11	4	4	3

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC Capital Guardian Value Subaccount		TFLIC Transamerica U.S. Government Securities Subaccount		TFLIC J.P. Morgan Enhanced Index Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$0	$1	$1	$0	$0	$0
Net gain (loss) on investment securities	7	(6)	0	1	6	(5)

Net increase (decrease) in net assets resulting from operations	7	(5)	1	1	6	(5)

Capital Unit Transactions:
Proceeds from units sold (transferred)	2	0	2	1	3	0

Less cost of units redeemed:
Administrative charges	1	0	1	0	0	0
Policy loans	0	0	0	0	0	0
Surrender benefits	0	0	0	0	0	0
Death benefits	0	0	0	0	0	0

	1	0	1	0	0	0

Increase (decrease) in net assets from capital unit transactions	1	0	1	1	3	0

Net increase (decrease) in net assets	8	(5)	2	2	9	(5)
Depositor’s equity contribution (net redemption)	0	25	0	25	0	25
Net Assets:
Beginning of year	20	0	27	0	20	0

End of year	$28	$20	$29	$27	$29	$20

Unit Activity:
Units outstanding — beginning of year	3	0	3	0	3	0
Units issued	0	3	0	3	0	3
Units redeemed	0	0	0	0	0	0

Units outstanding — end of year	3	3	3	3	3	3

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	TFLIC MFS High Yield Subaccount	TFLIC Capital Guardian U.S. Equity Subaccount		Access U.S. Government Money Market Portfolio Subaccount
	December 31, 2003	December 31,		December 31, 2003
		2003	2002
Operations:
Net investment income (loss)	$0	$0	$0	$0
Net gain (loss) on investment securities	2	8	(5)	0

Net increase (decrease) in net assets resulting from operations	2	8	(5)	0

Capital Unit Transactions:
Proceeds from units sold (transferred)	0	2	0	0

Less cost of units redeemed:
Administrative charges	0	0	0	0
Policy loans	0	0	0	0
Surrender benefits	0	0	0	0
Death benefits	0	0	0	0

	0	0	0	0

Increase (decrease) in net assets from capital unit transactions	0	2	0	0

Net increase (decrease) in net assets	2	10	(5)	0
Depositor’s equity contribution (net redemption)	20	0	25	20
Net Assets:
Beginning of year	0	20	0	0

End of year	$22	$30	$20	$20

Unit Activity:
Units outstanding — beginning of year	0	3	0	0
Units issued	2	0	3	2
Units redeemed	0	0	0	0

Units outstanding — end of year	2	3	3	2

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	Potomac Dow 30 Plus Portfolio Subaccount	Potomac OTC Plus Portfolio Subaccount	Wells S&P REIT Index Portfolio Subaccount
	December 31, 2003	December 31, 2003	December 31, 2003
Operations:
Net investment income (loss)	$0	$0	$0
Net gain (loss) on investment securities	4	5	4

Net increase (decrease) in net assets resulting from operations	4	5	4

Capital Unit Transactions:
Proceeds from units sold (transferred)	0	0	0

Less cost of units redeemed:
Administrative charges	0	0	0
Policy loans	0	0	0
Surrender benefits	0	0	0
Death benefits	0	0	0

	0	0	0

Increase (decrease) in net assets from capital unit transactions	0	0	0

Net increase (decrease) in net assets	4	5	4
Depositor’s equity contribution (net redemption)	20	20	20
Net Assets:
Beginning of year	0	0	0

End of year	$24	$25	$24

Unit Activity:
Units outstanding — beginning of year	0	0	0
Units issued	2	2	2
Units redeemed	0	0	0

Units outstanding — end of year	2	2	2

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	Fidelity VIP Growth Opportunities Portfolio Subaccount		Fidelity VIP Contrafund® Portfolio Subaccount		Fidelity VIP Equity — Income Portfolio Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$0	$0	$(1)	$0	$1	$1
Net gain (loss) on investment securities	21	(19)	50	(16)	49	(26)

Net increase (decrease) in net assets resulting from operations	21	(19)	49	(16)	50	(25)

Capital Unit Transactions:
Proceeds from units sold (transferred)	17	33	58	118	45	117

Less cost of units redeemed:
Administrative charges	9	10	22	23	22	23
Policy loans	1	0	1	1	0	0
Surrender benefits	1	0	2	0	3	1
Death benefits	0	0	0	0	0	0

	11	10	25	24	25	24

Increase (decrease) in net assets from capital unit transactions	6	23	33	94	20	93

Net increase (decrease) in net assets	27	4	82	78	70	68
Depositor’s equity contribution (net redemption)	0	0	0	0	0	0
Net Assets:
Beginning of year	70	66	163	85	162	94

End of year	$97	$70	$245	$163	$232	$162

Unit Activity:
Units outstanding — beginning of year	13	10	23	11	20	10
Units issued	7	10	14	19	13	15
Units redeemed	(5)	(7)	(10)	(7)	(11)	(5)

Units outstanding — end of year	15	13	27	23	22	20

See accompanying notes.

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2003

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The TFLIC Series Life Account (the “Life Account”), was established as a variable life insurance separate account of Transamerica Financial Life Insurance Company (“TFLIC” formerly AUSA, or the “depositor”) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains forty-five investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the “Portfolio”) of a Series Fund, which collectively is referred to as the “Fund”. The Life Account contains five funds (collectively referred to as the “Funds”). Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:

AEGON/Transamerica Series Fund, Inc. (“ATSF”)

Transamerica Money Market

AEGON Bond

Janus Growth

Janus Global

LKCM Strategic Total Return

Van Kampen Emerging Growth

Alger Aggressive Growth

Federated Growth & Income

Transamerica Value Balanced

PBHG/NWQ Value Select

American Century International

GE U.S. Equity

Third Avenue Value

Clarion Real Estate Securities

Marsico Growth

Munder Net50

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Salomon All Cap

PBHG Mid Cap Growth

Dreyfus Mid Cap

Great Companies — AmericaSM

Great Companies — TechnologySM

Templeton Great Companies Global

Asset Allocation — Conservative Portfolio

Asset Allocation — Moderate Portfolio

Asset Allocation — Moderate Growth Portfolio

Asset Allocation — Growth Portfolio

PIMCO Total Return

Janus Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Capital Guardian Value

Transamerica U.S. Government Securities

J.P. Morgan Enhanced Index

MFS High Yield

Capital Guardian U.S. Equity

Life Account class A invests in ATSF initial class.

Variable Insurance Products Fund (VIP)
Service Class 2

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Equity-Income Portfolio

Access Variable Insurance Trust

Access U.S. Government Money Market Portfolio

Potomac Dow 30 Plus Portfolio

Potomac OTC Plus Portfolio

Wells S&P REIT Index Portfolio

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2003

The following portfolio names have changed:

Portfolio	Formerly
Asset Allocation — Conservative Portfolio	Conservative Asset Allocation
Asset Allocation — Moderate Portfolio	Moderate Asset Allocation
Asset Allocation — Moderate Growth Portfolio	Moderately Aggressive Asset Allocation
Asset Allocation — Growth Portfolio	Aggressive Asset Allocation
Templeton Great Companies Global	Great Companies — Global(2)
T. Rowe Price Equity Income	T. Rowe Price Dividend Growth

In accordance with the shareholder approved agreements and plans of reorganization, the following mergers of the underlying fund occurred within 2003:

Date	Acquiring Fund	Acquired Fund
Mergers of portfolios within the AEGON/Transamerica Series Fund, Inc.:

4/30/03	Alger Aggressive Growth	Value Line Aggressive Growth
4/30/03	Transamerica Equity	LKCM Capital Growth
4/30/03	American Century International	Gabelli Global Growth

The AEGON/Transamerica Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with AEGON/Transamerica Fund Advisers, Inc. (ATFA) as investment adviser. Costs incurred in connection with the advisory services rendered by ATFA are paid by each Portfolio. ATFA has entered into sub-advisory agreements with various management companies (“Sub-Advisers”), some of which are affiliates of TFLIC. Each Sub-Adviser is compensated directly by ATFA. The other Funds have entered into participation agreements for each Portfolio with TFLIC.

Each period reported on within the financial statements reflects a full twelve month period except as follows:

Subaccount	Inception Date
TFLIC Transamerica Money Market	06/28/1999
TFLIC AEGON Bond	06/28/1999
TFLIC Janus Growth	06/28/1999
TFLIC Janus Global	06/28/1999
TFLIC LKCM Strategic Total Return	06/28/1999
TFLIC Van Kampen Emerging Growth	06/28/1999
TFLIC Alger Aggressive Growth	06/28/1999
TFLIC Federated Growth & Income	06/28/1999
TFLIC Transamerica Value Balanced	06/28/1999
TFLIC PBHG/NWQ Value Select	06/28/1999
TFLIC American Century International	06/28/1999
TFLIC GE U.S. Equity	06/28/1999
TFLIC Third Avenue Value	06/28/1999
TFLIC Clarion Real Estate Securities	06/28/1999
TFLIC Marsico Growth	06/28/1999
TFLIC Munder Net50	06/28/1999

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

Subaccount	Inception Date
TFLIC T. Rowe Price Equity Income	06/28/1999
TFLIC T. Rowe Price Small Cap	06/28/1999
TFLIC Salomon All Cap	06/28/1999
TFLIC PBHG Mid Cap Growth	06/28/1999
TFLIC Dreyfus Mid Cap	06/28/1999
TFLIC Great Companies — AmericaSM	09/01/2000
TFLIC Great Companies — TechnologySM	09/01/2000
TFLIC Templeton Great Companies Global	09/01/2000
TFLIC Asset Allocation — Conservative Portfolio	05/01/2002
TFLIC Asset Allocation — Moderate Portfolio	05/01/2002
TFLIC Asset Allocation — Moderate Growth Portfolio	05/01/2002
TFLIC Asset Allocation — Growth Portfolio	05/01/2002
TFLIC PIMCO Total Return	05/01/2002
TFLIC Janus Balanced	05/01/2002
TFLIC Transamerica Convertible Securities	05/01/2002
TFLIC Transamerica Equity	05/01/2002
TFLIC Transamerica Growth Opportunities	05/01/2002
TFLIC Capital Guardian Value	05/01/2002
TFLIC Transamerica U.S. Government Securities	05/01/2002
TFLIC J.P. Morgan Enhanced Index	05/01/2002
TFLIC MFS High Yield	05/01/2003
TFLIC Capital Guardian U.S. Equity	05/01/2002
Access U.S. Government Money Market Portfolio	05/01/2003
Potomac Dow 30 Plus Portfolio	05/01/2003
Potomac OTC Plus Portfolio	05/01/2003
Wells S&P REIT Index Portfolio	05/01/2003
Fidelity VIP Growth Opportunities Portfolio	09/01/2000
Fidelity VIP Contrafund® Portfolio	09/01/2000
Fidelity VIP Equity — Income Portfolio	09/01/2000

On May 1, 2003, TFLIC made initial contributions totaling $100,000 to the Life Account. The respective amounts of the contributions and units received are as follows:

Subaccount	Contribution	Units
TFLIC MFS High Yield	$20,000	2,000
Access U.S. Government Money Market Portfolio	$20,000	2,000
Potomac Dow 30 Plus Portfolio	$20,000	2,000
Potomac OTC Plus Portfolio	$20,000	2,000
Wells S&P REIT Index Portfolio	$20,000	2,000

The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the “Policies”) issued by TFLIC. The Life Account’s equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A.    Valuation of Investments and Securities Transactions

Investments in the Funds’ shares are valued at the closing net asset value (“NAV”) per share of the underlying Portfolio, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. Effective on May 1, 2003, the method to account for the cost of investments sold was changed to the average-cost method, formerly using a first-in, first-out basis. The net effect on Statements of Operations is no change to net increase (decrease) in net assets resulting from operations.

B.    Federal Income Taxes

The operations of the Life Account are a part of and are taxed with the total operations of TFLIC, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to TFLIC, as long as earnings are credited under the policies. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 — EXPENSES AND RELATED PARTY TRANSACTIONS

Charges are assessed by TFLIC in connection with the issuance and administration of the Policies.

A.    Policy Charges

Under some forms of the Policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the Policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.

B.    Life Account Charges

A daily charge equal to an annual rate of 0.90% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

C.    Related Party Transactions

ATFA is the investment adviser for the AEGON/Transamerica Series Fund, Inc. (“Fund”). The Fund has entered into annually renewable investment advisory agreements for each portfolio. The agreements provide for

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2003

an advisory fee at the following annual rate to ATFA as a percentage of the average daily net assets of the portfolio.

Subaccount	Advisory Fee
Transamerica Money Market	0.35%
AEGON Bond	0.45
Janus Growth	0.80
Janus Global	0.80
LKCM Strategic Total Return(1)	0.80
Van Kampen Emerging Growth	0.80
Alger Aggressive Growth	0.80
Federated Growth & Income	0.75
Transamerica Value Balanced	0.75
PBHG/NWQ Value Select	0.80
American Century International(2)	1.00
GE U.S. Equity	0.775
Third Avenue Value	0.80
Clarion Real Estate Securities	0.80
Marsico Growth(3)	0.80
Munder Net50	0.90
T. Rowe Price Equity Income	0.75
T. Rowe Price Small Cap	0.75
Salomon All Cap(4)	0.90
PBHG Mid Cap Growth(4)	0.90
Dreyfus Mid Cap(5)	0.85
Great Companies — AmericaSM	0.80
Great Companies — TechnologySM	0.80
Templeton Great Companies Global	0.80
Asset Allocation — Conservative Portfolio	0.10
Asset Allocation — Moderate Portfolio	0.10
Asset Allocation — Moderate Growth Portfolio	0.10
Asset Allocation — Growth Portfolio	0.10
PIMCO Total Return	0.70
Janus Balanced(6)	0.90
Transamerica Convertible Securities(7)	0.80
Transamerica Equity	0.75
Transamerica Growth Opportunities	0.85
Capital Guardian Value(8)	0.85
Transamerica U.S. Government Securities	0.65
J.P. Morgan Enhanced Index	0.75
MFS High Yield	0.775
Capital Guardian U.S. Equity(8)	0.85

AEGON/Transamerica Fund Services, Inc. (“ATFS”) provides the Fund with administrative and transfer agency services. ATFS is a wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio (WRL). ATFA is directly owned by WRL (78%) and AUSA Holding Company (22%) both of which are indirect wholly-owned subsidiaries of AEGON NV., a holding company organized under the laws of the Netherlands.

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2003

(1)	AEGON/Transamerica Advisers receives compensation for its services at 0.80% for the first $250 million of the portfolio’s average daily net assets; 0.775% of assets over $250 million up to $500 million: 0.75% of assets over $500 million up to $750 million; 0.70% of assets over $750 million up to $1 billion; and 0.60% of assets in excess of $1 billion.

(2)	AEGON/Transamerica Advisers receives compensation for its services at 1.00% for the first $50 million of the portfolio’s average daily net assets; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.

(3)	AEGON/Transamerica Advisers receives compensation for its services at 0.80% for the first $250 million of the portfolio’s average daily net assets; 0.75% of assets over $250 million up to $500 million; 0.70% of assets over $500 million up to $1 billion; and 0.60% of assets in excess of $1 billion.

(4)	AEGON/Transamerica Advisers receives compensation for its services at 0.90% for the first $100 million of the portfolio’s average daily net assets; and 0.80% of assets in excess of $100 million.

(5)	AEGON/Transamerica Advisers receives compensation for its services at 0.85% for the first $100 million of the portfolio’s average daily net assets; and 0.80% of assets in excess of $100 million.

(6)	AEGON/Transamerica Advisers receives compensation for its services at 0.90% for the first $500 million of the portfolio’s average daily net assets; 0.85% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.

(7)	AEGON/Transamerica Advisers receives compensation for its services at 0.80% for the first $500 million of the portfolio’s average daily net assets and 0.70% of assets in excess of $500 million.

(8)	AEGON/Transamerica Advisers receives compensation for its services at 0.85% for the first $300 million of the portfolio’s average daily net assets; 0.80% of assets over $300 million up to $500 million; and 0.775% of assets in excess of $500 million.

NOTE 3 — DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

NOTE 4 — SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2003 are as follows (in thousands):

Subaccount	Purchases of Securities	Proceeds from Sales of Securities
TFLIC Transamerica Money Market	$232	$390
TFLIC AEGON Bond	188	308
TFLIC Janus Growth	869	314
TFLIC Janus Global	340	176
TFLIC LKCM Strategic Total Return	52	22
TFLIC Van Kampen Emerging Growth	578	200

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2003

Subaccount	Purchases of Securities	Proceeds from Sales of Securities
TFLIC Alger Aggressive Growth	$516	$252
TFLIC Federated Growth & Income	292	107
TFLIC Transamerica Value Balanced	146	97
TFLIC PBHG/NWQ Value Select	57	41
TFLIC American Century International	406	80
TFLIC GE U.S. Equity	51	20
TFLIC Third Avenue Value	191	86
TFLIC Clarion Real Estate Securities	139	81
TFLIC Marsico Growth	41	16
TFLIC Munder Net50	57	20
TFLIC T. Rowe Price Equity Income	32	22
TFLIC T. Rowe Price Small Cap	69	26
TFLIC Salomon All Cap	232	116
TFLIC PBHG Mid Cap Growth	292	120
TFLIC Dreyfus Mid Cap	80	59
TFLIC Great Companies — AmericaSM	73	31
TFLIC Great Companies — TechnologySM	53	24
TFLIC Templeton Great Companies Global	34	17
TFLIC Asset Allocation — Conservative Portfolio	113	32
TFLIC Asset Allocation — Moderate Portfolio	569	108
TFLIC Asset Allocation — Moderate Growth Portfolio	1,551	64
TFLIC Asset Allocation — Growth Portfolio	1,095	54
TFLIC PIMCO Total Return	52	58
TFLIC Janus Balanced	13	2
TFLIC Transamerica Convertible Securities	2	1
TFLIC Transamerica Equity	68	8
TFLIC Transamerica Growth Opportunities	14	5
TFLIC Capital Guardian Value	1	0
TFLIC Transamerica U.S. Government Securities	3	1
TFLIC J.P. Morgan Enhanced Index	4	2
TFLIC MFS High Yield	20	0
TFLIC Capital Guardian U.S. Equity	2	0
Access U.S. Government Money Market Portfolio	20	0
Potomac Dow 30 Plus Portfolio	20	0
Potomac OTC Plus Portfolio	20	0
Wells S&P REIT Index Portfolio	20	0
Fidelity VIP Growth Opportunities Portfolio	31	25
Fidelity VIP Contrafund® Portfolio	68	36
Fidelity VIP Equity-Income Portfolio	73	52

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 — FINANCIAL HIGHLIGHTS

For the Year Ended

	TFLIC Transamerica Money Market Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$11.13	$11.07	$10.74	$10.22	$10.00

Income from operations:
Net investment income (loss)	(0.01)	0.06	0.33	0.52	0.22
Net realized and unrealized gain (loss) on investment	0.00	0.00	0.00	0.00	0.00

Net income (loss) from operations	(0.01)	0.06	0.33	0.52	0.22

Accumulation unit value, end of year	$11.12	$11.13	$11.07	$10.74	$10.22

Total return	(0.11)%	0.54%	3.06%	5.17%	2.15%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$286	$445	$307	$115	$30
Investment income ratio	0.82%	0.52%	2.54%	5.07%	4.16%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC AEGON Bond Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$12.88	$11.82	$11.03	$10.04	$10.00

Income from operations:
Net investment income (loss)	0.51	0.47	(0.03)	0.52	0.53
Net realized and unrealized gain (loss) on investment	(0.08)	0.59	0.82	0.47	(0.49)

Net income (loss) from operations	0.43	1.06	0.79	0.99	0.04

Accumulation unit value, end of year	$13.31	$12.88	$11.82	$11.03	$10.04

Total return	3.35%	8.99%	7.11%	9.90%	0.41%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$318	$440	$98	$31	$25
Investment income ratio	4.78%	3.76%	(0.27)%	4.99%	10.25%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC Janus Growth Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$4.86	$6.99	$9.83	$13.96	$10.00

Income from operations:
Net investment income (loss)	(.05)	(0.05)	(0.07)	2.77	3.71
Net realized and unrealized gain (loss) on investment	1.54	(2.08)	(2.77)	(6.90)	0.25

Net income (loss) from operations	1.49	(2.13)	(2.84)	(4.13)	3.96

Accumulation unit value, end of year	$6.35	$4.86	$6.99	$9.83	$13.96

Total return	30.82%	(30.55)%	(28.85)%	(29.58)%	39.59%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$4,005	$2,553	$2,539	$1,652	$404
Investment income ratio	0.00%	(0.90)%	(0.90)%	21.38%	60.96%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC Janus Global Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$6.99	$9.53	$12.47	$15.25	$10.00

Income from operations:
Net investment income (loss)	(.07)	0.15	0.01	5.01	1.34
Net realized and unrealized gain (loss) on investment	1.62	(2.69)	(2.95)	(7.79)	3.91

Net income (loss) from operations	1.55	(2.54)	(2.94)	(2.78)	5.25

Accumulation unit value, end of year	$8.54	$6.99	$9.53	$12.47	$15.25

Total return	22.15%	(26.69)%	(23.53)%	(18.28)%	52.55%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$1,702	$1,229	$1,387	$1,223	$235
Investment income ratio	0.00%	1.91%	0.07%	34.15%	21.93%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC LKCM Strategic Total Return Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$8.79	$9.91	$10.23	$10.72	$10.00

Income from operations:
Net investment income (loss)	0.17	0.21	(0.04)	0.90	0.55
Net realized and unrealized gain (loss) on investment	1.72	(1.33)	(0.28)	(1.39)	0.17

Net income (loss) from operations	1.89	(1.12)	(0.32)	(0.49)	0.72

Accumulation unit value, end of year	$10.68	$8.79	$9.91	$10.23	$10.72

Total return	21.52%	(11.35)%	(3.06)%	(4.62)%	7.20%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$115	$68	$63	$38	$30
Investment income ratio	2.73%	2.29%	(0.41)%	8.74%	10.69%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC Van Kampen Emerging Growth Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$6.86	$10.34	$15.63	$17.90	$10.00

Income from operations:
Net investment income (loss)	(.07)	(0.07)	(0.09)	8.28	3.26
Net realized and unrealized gain (loss) on investment	1.92	(3.41)	(5.20)	(10.55)	4.64

Net income (loss) from operations	1.85	(3.48)	(5.29)	(2.27)	7.90

Accumulation unit value, end of year	$8.71	$6.86	$10.34	$15.63	$17.90

Total return	27.01%	(33.66)%	(33.83)%	(12.70)%	79.01%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$2,491	$1,615	$1,640	$1,185	$136
Investment income ratio	0.00%	(0.80)%	(0.81)%	43.31%	49.12%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC Alger Aggressive Growth Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$5.63	$8.65	$10.45	$15.36	$10.00

Income from operations:
Net investment income (loss)	(.06)	(0.06)	(0.08)	2.81	2.28
Net realized and unrealized gain (loss) on investment	1.96	(2.96)	(1.72)	(7.72)	3.08

Net income (loss) from operations	1.90	(3.02)	(1.80)	(4.91)	5.36

Accumulation unit value, end of year	$7.53	$5.63	$8.65	$10.45	$15.36

Total turn	33.78%	(34.98)%	(17.20)%	(31.94)%	53.58%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$2,573	$1,684	$1,899	$1,228	$235
Investment income ratio	0.00%	(0.90)%	(0.89)%	21.23%	36.41%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC Federated Growth & Income Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$13.68	$13.67	$11.92	$9.31	$10.00

Income from operations:
Net investment income (loss)	0.52	0.70	0.12	0.48	0.39
Net realized and unrealized gain (loss) on investment	3.00	(0.69)	1.63	2.13	(1.08)

Net income (loss) from operations	3.52	0.01	1.75	2.61	(0.69)

Accumulation unit value, end of year	$17.20	$13.68	$13.67	$11.92	$9.31

Total return	25.71%	0.06%	14.67%	28.01%	(6.88)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$726	$437	$196	$34	$23
Investment income ratio	4.33%	5.08%	(0.90)%	4.75%	7.92%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC Transamerica Value Balanced Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$9.50	$11.13	$10.96	$9.43	$10.00

Income from operations:
Net investment income (loss)	0.22	0.33	0.08	0.78	0.23
Net realized and unrealized gain (loss) on investment	1.60	(1.96)	0.09	0.75	(0.80)

Net income (loss) from operations	1.82	(1.63)	0.17	1.53	(0.57)

Accumulation unit value, end of year	$11.32	$9.50	$11.13	$10.96	$9.43

Total return	19.09%	(14.59)%	1.55%	16.16%	(5.66)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$402	$299	$86	$35	$25
Investment income ratio	3.10%	3.37%	0.76%	7.91%	4.75%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC PBHG/NWQ Value Select Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$8.82	$10.38	$10.66	$9.34	$10.00

Income from operations:
Net investment income (loss)	0.00	0.13	(0.08)	0.15	0.14
Net realized and unrealized gain (loss) on investment	2.53	(1.69)	(0.20)	1.17	(0.80)

Net income (loss) from operations	2.53	(1.56)	(0.28)	1.32	(0.66)

Accumulation unit value, end of year	$11.35	$8.82	$10.38	$10.66	$9.34

Total return	28.62%	(14.98)%	(2.68)%	14.17%	(6.59)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$111	$72	$57	$27	$23
Investment income ratio	0.86%	1.38%	(0.73)%	1.59%	2.97%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC American Century International Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$6.15	$7.88	$10.38	$12.32	$10.00

Income from operations:
Net investment income (loss)	(0.06)	(0.04)	0.18	1.58	0.56
Net realized and unrealized gain (loss) on investment	1.55	(1.69)	(2.68)	(3.52)	1.76

Net income (loss) from operations	1.49	(1.73)	(2.50)	(1.94)	2.32

Accumulation unit value, end of year	$7.64	$6.15	$7.88	$10.38	$12.32

Total return	24.18%	(21.89)%	(24.12)%	(15.75)%	23.22%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$494	$89	$60	$30	$33
Investment income ratio	0.00%	(0.57)%	2.11%	13.69%	10.46%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC GE U.S. Equity Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$7.61	$9.58	$10.61	$10.79	$10.00

Income from operations:
Net investment income (loss)	(0.02)	(0.04)	(0.07)	0.52	0.64
Net realized and unrealized gain (loss) on investment	1.69	(1.93)	(0.96)	(0.70)	0.15

Net income (loss) from operations	1.67	(1.97)	(1.03)	(0.18)	0.79

Accumulation unit value, end of year	$9.28	$7.61	$9.58	$10.61	$10.79

Total return	21.86%	(20.52)%	(9.69)%	(1.67)%	7.89%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$170	$110	$95	$56	$30
Investment income ratio	0.60%	(0.42)%	(0.71)%	4.86%	12.34%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC Third Avenue Value Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$13.99	$16.02	$15.22	$11.34	$10.00

Income from operations:
Net investment income (loss)	(0.07)	0.13	(0.12)	0.53	0.07
Net realized and unrealized gain (loss) on investment	5.11	(2.16)	0.92	3.35	1.27

Net income (loss) from operations	5.04	(2.03)	0.80	3.88	1.34

Accumulation unit value, end of year	$19.03	$13.99	$16.02	$15.22	$11.34

Total return	36.04%	(12.66)%	5.22%	34.26%	13.39%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$588	$340	$243	$65	$29
Investment income ratio	0.45%	0.87%	(0.77)%	3.76%	1.42%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC Clarion Real Estate Securities Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$13.30	$12.95	$11.77	$9.16	$10.00

Income from operations:
Net investment income (loss)	0.21	0.09	0.17	0.04	(0.04)
Net realized and unrealized gain (loss) on investment	4.38	0.26	1.01	2.57	(0.80)

Net income (loss) from operations	4.59	0.35	1.18	2.61	(0.84)

Accumulation unit value, end of year	$17.89	$13.30	$12.95	$11.77	$9.16

Total return	34.53%	2.67%	10.06%	28.46%	(8.39)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$294	$170	$72	$34	$26
Investment income ratio	2.27%	0.68%	1.42%	0.38%	(0.81)%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC Marsico Growth Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$6.80	$9.27	$10.88	$11.94	$10.00

Income from operations:
Net investment income (loss)	(0.07)	(0.06)	0.00	0.06	(0.04)
Net realized and unrealized gain (loss) on investment	1.78	(2.41)	(1.61)	(1.12)	1.98

Net income (loss) from operations	1.71	(2.47)	(1.61)	(1.06)	1.94

Accumulation unit value, end of year	$8.51	$6.80	$9.27	$10.88	$11.94

Total return	25.21%	(26.64)%	(14.86)%	(8.84)%	19.40%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$131	$82	$57	$44	$36
Investment income ratio	0.00%	(0.77)%	(0.05)%	0.52%	(0.83)%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC Munder Net50 Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$5.06	$8.29	$11.22	$11.35	$10.00

Income from operations:
Net investment income (loss)	(0.06)	(0.05)	(0.04)	0.21	0.49
Net realized and unrealized gain (loss) on investment	3.36	(3.18)	(2.89)	(0.34)	0.86

Net income (loss) from operations	3.30	(3.23)	(2.93)	(0.13)	1.35

Accumulation unit value, end of year	$8.36	$5.06	$8.29	$11.22	$11.35

Total return	65.12%	(38.97)%	(26.09)%	(1.15)%	13.51%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$111	$42	$39	$40	$31
Investment income ratio	0.00%	(0.90)%	(0.39)%	1.87%	9.45%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC T. Rowe Price Equity Income Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$7.84	$9.74	$10.26	$9.42	$10.00

Income from operations:
Net investment income (loss)	0.08	(0.03)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment	1.93	(1.87)	(0.47)	0.88	(0.54)

Net income (loss) from operations	2.01	(1.90)	(0.52)	0.84	(0.58)

Accumulation unit value, end of year	$9.85	$7.84	$9.74	$10.26	$9.42

Total return	25.73%	(19.54)%	(5.02)%	8.89%	(5.81)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$112	$82	$70	$51	$30
Investment income ratio	1.78%	(0.40)%	(0.49)%	(0.46)%	(0.82)%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC T. Rowe Price Small Cap Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$7.53	$10.46	$11.69	$12.89	$10.00

Income from operations:
Net investment income (loss)	(0.08)	(0.08)	(0.09)	0.02	0.46
Net realized and unrealized gain (loss) on investment	3.03	(2.85)	(1.14)	(1.22)	2.43

Net income (loss) from operations	2.95	(2.93)	(1.23)	(1.20)	2.89

Accumulation unit value, end of year	$10.48	$7.53	$10.46	$11.69	$12.89

Total return	39.15%	(28.00)%	(10.52)%	(9.27)%	28.89%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$268	$154	$156	$99	$46
Investment income ratio	0.00%	(0.90)%	(0.90)%	0.18%	8.35%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC Salomon All Cap Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$9.71	$13.01	$12.86	$10.97	$10.00

Income from operations:
Net investment income (loss)	(0.06)	0.02	0.10	0.16	0.31
Net realized and unrealized gain (loss) on investment	3.36	(3.32)	0.05	1.73	0.66

Net income (loss) from operations	3.30	(3.30)	0.15	1.89	0.97

Accumulation unit value, end of year	$13.01	$9.71	$13.01	$12.86	$10.97

Total return	33.95%	(25.39)%	1.18%	17.24%	9.71%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$808	$497	$375	$78	$31
Investment income ratio	0.39%	0.20%	0.77%	1.30%	5.98%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC PBHG Mid Cap Growth Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$6.59	$9.29	$14.63	$17.24	$10.00

Income from operations:
Net investment income (loss)	(0.07)	(0.07)	(0.09)	0.03	(0.01)
Net realized and unrealized gain (loss) on investment	1.85	(2.63)	(5.25)	(2.64)	7.25

Net income (loss) from operations	1.78	(2.70)	(5.34)	(2.61)	7.24

Accumulation unit value, end of year	$8.37	$6.59	$9.29	$14.63	$17.24

Total return	26.93%	(29.03)%	(36.50)%	(15.16)%	72.42%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$1,202	$789	$766	$452	$46
Investment income ratio	0.00%	(0.90)%	(0.90)%	0.17%	(0.09)%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC Dreyfus Mid Cap Subaccount
	December 31,
	2003	2002	2001	2000	1999(1)
Accumulation unit value, beginning of year	$9.65	$11.15	$11.71	$10.47	$10.00

Income from operations:
Net investment income (loss)	(0.08)	(0.09)	0.03	0.15	(0.04)
Net realized and unrealized gain (loss) on investment	2.99	(1.41)	(0.59)	1.09	0.51

Net income (loss) from operations	2.91	(1.50)	(0.56)	1.24	0.47

Accumulation unit value, end of year	$12.56	$9.65	$11.15	$11.71	$10.47

Total return	30.25%	(13.50)%	(4.80)%	11.91%	4.66%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$261	$180	$114	$60	$34
Investment income ratio	0.11%	(0.85)%	0.30%	1.29%	(0.82)%
Expense ratio	0.90%	0.90%	0.90%	0.90%	0.90%

	TFLIC Great Companies-AmericaSM Subaccount
	December 31,
	2003	2002	2001	2000(1)
Accumulation unit value, beginning of year	$7.40	$9.41	$10.82	$10.00

Income from operations:
Net investment income (loss)	(0.03)	(0.05)	(0.50)	(0.03)
Net realized and unrealized gain (loss) on investment	1.77	(1.96)	(0.91)	0.85

Net income (loss) from operations	1.74	(2.01)	(1.41)	0.82

Accumulation unit value, end of year	$9.14	$7.40	$9.41	$10.82

Total return	23.56%	(21.40)%	(12.98)%	8.16%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$247	$161	$74	$29
Investment income ratio	0.47%	(0.61)%	(0.54)%	(0.90)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC Great Companies-TechnologySM Subaccount
	December 31,
	2003	2002	2001	2000(1)
Accumulation unit value, beginning of year	$2.32	$3.78	$6.05	$10.00

Income from operations:
Net investment income (loss)	(0.03)	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investment	1.18	(1.44)	(2.23)	(3.93)

Net income (loss) from operations	1.15	(1.46)	(2.27)	(3.95)

Accumulation unit value, end of year	$3.47	$2.32	$3.78	$6.05

Total return	49.61%	(38.67)%	(37.51)%	(39.52)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$134	$68	$53	$15
Investment income ratio	0.00%	(0.90)%	(0.90)%	(0.90)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

	TFLIC Templeton Great Companies Global Subaccount
	December 31,
	2003	2002	2001	2000(1)
Accumulation unit value, beginning of year	$5.46	$7.02	$8.51	$10.00

Income from operations:
Net investment income (loss)	(0.05)	(0.05)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investment	1.45	(1.51)	(1.43)	(1.46)

Net income (loss) from operations	1.40	(1.56)	(1.49)	(1.49)

Accumulation unit value, end of year	$6.86	$5.46	$7.02	$8.51

Total return	25.60%	(22.21)%	(17.58)%	(14.85)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$110	$70	$30	$21
Investment income ratio	0.13%	(0.84)%	(0.87)%	(0.90)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC Asset Allocation — Conservative Portfolio Subaccount		TFLIC Asset Allocation — Moderate Portfolio Subaccount
	December 31,		December 31,
	2003	2002(1)	2003	2002(1)
Accumulation unit value, beginning of year	$9.04	$10.00	$8.76	$10.00

Income from operations:
Net investment income (loss)	(0.08)	(0.05)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investment	2.05	(0.91)	2.16	(1.19)

Net income (loss) from operations	1.97	(0.96)	2.08	(1.24)

Accumulation unit value, end of year	$11.01	$9.04	$10.84	$8.76

Total return	21.82%	(9.65)%	23.75%	(12.43)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$153	$50	$732	$156
Investment income ratio	0.12%	(0.90)%	0.11%	(0.90)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

	TFLIC Asset Allocation — Moderate Growth Portfolio Subaccount		TFLIC Asset Allocation — Growth Portfolio Subaccount
	December 31,		December 31,
	2003	2002(1)	2003	2002(1)
Accumulation unit value, beginning of year	$8.47	$10.00	$8.12	$10.00

Income from operations:
Net investment income (loss)	(0.07)	(0.05)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investment	2.27	(1.48)	2.48	(1.83)

Net income (loss) from operations	2.20	(1.53)	2.41	(1.88)

Accumulation unit value, end of year	$10.67	$8.47	$10.53	$8.12

Total return	26.03%	(15.31)%	29.63%	(18.79)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$2,030	$254	$1,360	$124
Investment income ratio	0.15%	(0.90)%	0.15%	(0.90)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC PIMCO Total Return Subaccount		TFLIC Janus Balanced Subaccount
	December 31,		December 31,
	2003	2002(1)	2003	2002(1)
Accumulation unit value, beginning of year	$10.56	$10.00	$9.43	$10.00

Income from operations:
Net investment income (loss)	0.05	(0.06)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investment	0.37	0.62	1.29	(0.51)

Net income (loss) from operations	0.42	0.56	1.22	(0.57)

Accumulation unit value, end of year	$10.98	$10.56	$10.65	$9.43

Total return	3.97%	5.56%	12.88%	(5.67)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$24	$29	$42	$26
Investment income ratio	1.32%	(0.90)%	0.18%	(0.90)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

	TFLIC Transamerica Convertible Securities Subaccount		TFLIC Transamerica Equity Subaccount
	December 31,		December 31,
	2003	2002(1)	2003	2002(1)
Accumulation unit value, beginning of year	$9.26	$10.00	$8.53	$10.00

Income from operations:
Net investment income (loss)	(0.08)	(0.06)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investment	2.17	(0.68)	2.65	(1.42)

Net income (loss) from operations	2.09	(0.74)	2.56	(1.47)

Accumulation unit value, end of year	$11.35	$9.26	$11.09	$8.53

Total return	22.56%	(7.36)%	30.05%	(14.69)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$30	$24	$114	$33
Investment income ratio	0.13%	(0.90)%	0.00%	(0.90)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC Transamerica Growth Opportunities Subaccount		TFLIC Capital Guardian Value Subaccount
	December 31,		December 31,
	2003	2002(1)	2003	2002(1)
Accumulation unit value, beginning of year	$7.92	$10.00	$7.91	$10.00

Income from operations:
Net investment income (loss)	(0.08)	(0.05)	(0.01)	0.31
Net realized and unrealized gain (loss) on investment	2.45	(2.03)	2.65	(2.40)

Net income (loss) from operations	2.37	(2.08)	2.64	(2.09)

Accumulation unit value, end of year	$10.29	$7.92	$10.55	$7.91

Total return	30.04%	(20.84)%	33.38%	(20.90)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$46	$26	$28	$20
Investment income ratio	0.00%	(0.90)%	0.80%	5.58%
Expense ratio	0.90%	0.90%	0.90%	0.90%

	TFLIC Transamerica U.S. Government Securities Subaccount		TFLIC J.P. Morgan Enhanced Index Subaccount
	December 31,		December 31,
	2003	2002(1)	2003	2002(1)
Accumulation unit value, beginning of year	$10.47	$10.00	$8.11	$10.00

Income from operations:
Net investment income (loss)	0.12	0.15	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investment	0.09	0.32	2.29	(1.88)

Net income (loss) from operations	0.21	0.47	2.26	(1.89)

Accumulation unit value, end of year	$10.68	$10.47	$10.37	$8.11

Total return	2.03%	4.65%	27.79%	(18.85)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$29	$27	$29	$20
Investment income ratio	2.05%	2.17%	0.53%	(0.24)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	TFLIC MFS High Yield Subaccount	TFLIC Capital Guardian U.S. Equity Subaccount		Access U.S. Government Money Market Portfolio Subaccount
	December 31,	December 31,		December 31,
	2003(1)	2003	2002(1)	2003(1)
Accumulation unit value, beginning of year	$10.00	$8.04	$10.00	$10.00

Income from operations:
Net investment income (loss)	0.05	(0.07)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investment	0.85	2.90	(1.94)	0

Net income (loss) from operations	0.90	2.83	(1.96)	(0.06)

Accumulation unit value, end of year	$10.90	$10.87	$8.04	$9.94

Total return	8.90%	35.28%	(19.63)%	(0.57)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$22	$30	$20	$20
Investment income ratio	1.60%	0.17%	(0.28)%	0.04%
Expense ratio	0.90%	0.90%	0.90%	0.90%

	Potomac Dow 30 Plus Portfolio Subaccount	Potomac OTC Plus Portfolio Subaccount	Wells S&P REIT Index Portfolio Subaccount
	December 31,	December 31,	December 31,
	2003(1)	2003(1)	2003(1)
Accumulation unit value, beginning of year	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	0.07	0.15	0.15
Net realized and unrealized gain (loss) on investment	2.08	2.37	2.09

Net income (loss) from operations	2.15	2.52	2.24

Accumulation unit value, end of year	$12.15	$12.52	$12.24

Total return	21.55%	25.17%	22.39%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$24	$25	$24
Investment income ratio	1.88%	2.94%	2.84%
Expense ratio	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	Fidelity VIP Growth Opportunities Portfolio Subaccount
	December 31,
	2003	2002	2001	2000(1)
Accumulation unit value, beginning of year	$5.40	$6.99	$8.26	$10.00

Income from operations:
Net investment income (loss)	(0.03)	(0.01)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investment	1.56	(1.58)	(1.22)	(1.71)

Net income (loss) from operations	1.53	(1.59)	(1.27)	(1.74)

Accumulation unit value, end of year	$6.93	$5.40	$6.99	$8.26

Total return	28.25%	(22.70)%	(15.40)%	(17.36)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$97	$70	$66	$23
Investment income ratio	0.45%	(0.17)%	(0.68)%	(0.90)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

	Fidelity VIP Contrafund® Portfolio Subaccount
	December 31,
	2003	2002	2001	2000(1)
Accumulation unit value, beginning of year	$7.10	$7.93	$9.14	$10.00

Income from operations:
Net investment income (loss)	(0.05)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investment	1.97	(0.80)	(1.18)	(0.83)

Net income (loss) from operations	1.92	(0.83)	(1.21)	(0.86)

Accumulation unit value, end of year	$9.02	$7.10	$7.93	$9.14

Total return	27.05%	(10.41)%	(13.25)%	(8.64)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$245	$163	$85	$34
Investment income ratio	0.29%	(0.39)%	(0.40)%	(0.90)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

TFLIC SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS (continued)

	Fidelity VIP Equity-Income Portfolio Subaccount
	December 31,
	2003	2002	2001	2000(1)
Accumulation unit value, beginning of year	$8.05	$9.80	$10.44	$10.00

Income from operations:
Net investment income (loss)	0.06	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investment	2.26	(1.79)	(0.63)	0.47

Net income (loss) from operations	2.32	(1.75)	(0.64)	0.44

Accumulation unit value, end of year	$10.37	$8.05	$9.80	$10.44

Total return	28.87%	(17.89)%	(6.07)%	4.39%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$232	$162	$94	$26
Investment income ratio	1.53%	0.45%	(0.08)%	(0.90)%
Expense ratio	0.90%	0.90%	0.90%	0.90%

Per unit information has been computed using average units outstanding throughout each period. Total return and investment income ratios are not annualized for periods of less than one year. The ratio of investment income (loss) is represented as the dividends, excluding distributions of long-term capital gains, received by the Life Account to the average net assets. For the periods prior to December 31, 2003 the ratio represented net investment income (loss) as the dividends received, reduced for expenses paid by the Life Account, to the average net assets annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the Life Account and excludes expenses incurred directly by the underlying funds.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc.) (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2003. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the “separate account assets” and “separate account liabilities” included in the statutory-basis balance sheets of the Company. The Separate Account balance sheets were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Financial Life Insurance Company at December 31, 2003 and 2002, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2003.

However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2003, in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Also, in our opinion, the related statutory-basis financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2003 Transamerica Financial Life Insurance Company changed its accounting policy for derivative instruments.

As discussed in Note 2 to the financial statements, in 2002 and 2001 Transamerica Financial Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Department of Insurance of the State of New York.

Des Moines, Iowa

February 13, 2004

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

BALANCE SHEETS — STATUTORY BASIS

(Dollars in Thousands, Except per Share Data)

	December 31
	2003	2002
		Restated
Admitted assets
Cash and invested assets:
Bonds	$6,396,256	$6,186,513
Stocks:
Redeemable preferred	5,319	4,306
Common, at market (cost: $25,968 in 2003 and $30,280 in 2002)	33,833	32,407
Mortgage loans on real estate	615,560	448,966
Real estate	—	239
Policy loans	42,632	39,909
Receivable for securities	31,582	—
Short-term notes receivable from affiliates	25,000	81,300
Cash and short-term investments	165,019	359,807
Other invested assets	40,892	28,641

Total cash and invested assets	7,356,093	7,182,088
Premiums deferred and uncollected	85,002	68,515
Accrued investment income	90,701	93,755
Federal and foreign income tax recoverable	6,882	3,092
Net deferred income tax asset	24,480	42,399
Reinsurance receivable	42,483	24,168
Other admitted assets	14,899	13,391
Separate account assets	7,189,422	6,534,797

Total admitted assets	$14,809,962	$13,964,751

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

BALANCE SHEETS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

	December 31
	2003	2002
		Restated
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$634,733	$621,060
Annuity	5,727,947	5,481,865
Accident and health	28,386	23,382
Policy and contract claim reserves:
Life	45,646	28,323
Accident and health	15,726	4,900
Liability for deposit type contracts	93,436	219,049
Other policyholders’ funds	1,049	977
Transfers to separate accounts due or accrued	(17,655)	(19,162)
Remittances and items not allocated	82,816	74,877
Asset valuation reserve	55,189	24,498
Interest maintenance reserve	72,789	21,548
Funds held under coinsurance and other reinsurance treaties	158,933	141,144
Reinsurance in unauthorized companies	8,882	7,144
Commissions and expense allowances payable on reinsurance assumed	15,659	18,410
Payable for securities	5,754	13,526
Payable to affiliates	34,305	39,719
Consideration to MONY pursuant to acquisition agreement	—	71,886
Payable under assumption reinsurance agreement	2,000	18,787
Provision for experience rating refunds	25	243
Other liabilities	30,467	30,342
Separate account liabilities	7,187,554	6,525,597

Total liabilities	14,183,641	13,351,311
Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	600,100	600,100
Special surplus	2,547	2,226
Unassigned surplus	21,174	8,614

Total capital and surplus	626,321	613,440

Total liabilities and capital and surplus	$14,809,962	$13,964,751

See accompanying notes.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

STATEMENTS OF OPERATIONS — STATUTORY BASIS

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
		Restated	Restated
Revenue:
Premiums and other considerations, net of reinsurance:
Life	$224,098	$247,350	$168,283
Annuity	1,441,336	1,835,231	1,717,409
Accident and health	46,013	60,639	54,963
Net investment income	410,239	430,586	421,643
Amortization of interest maintenance reserve	11,625	3,907	461
Commissions and expense allowances on reinsurance ceded	40,759	83,666	31,621
Income from fees associated with investment management, administration and contract guarantees for separate accounts	51,290	53,373	61,015
Consideration on reinsurance recaptured	—	77,057	—
Other income	83	7,708	2,235

	2,225,443	2,799,517	2,457,630
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	184,284	171,650	260,206
Surrender benefits	1,347,448	1,652,680	1,538,859
Other benefits	64,758	71,831	69,790
Increase (decrease) in aggregate reserves for policies and contracts:
Life	13,673	62,963	(91,996)
Annuity	246,082	562,625	377,810
Accident and health	5,004	1,797	5,059

	1,861,249	2,523,546	2,159,728
Insurance expenses:
Commissions	104,386	137,155	140,103
General insurance expenses	103,761	93,628	69,224
Taxes, licenses and fees	4,860	7,281	3,071
Net transfers to (from) separate accounts	34,601	(86,514)	14,597
Consideration to MONY pursuant to acquisition agreement	—	71,886	—
Other expenses	16,757	54,502	8,260

	264,365	277,938	235,255

Total benefits and expenses	2,125,614	2,801,484	2,394,983

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	99,829	(1,967)	62,647
Dividends to policyholders	1	3	52

Gain (loss) from operations before federal income tax expense and net realized capital losses on investments	99,828	(1,970)	62,595
Federal income tax expense	5,465	15,329	36,647

Gain (loss) from operations before net realized capital losses on investments	94,363	(17,299)	25,948
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(16,419)	(87,540)	(80,455)

Net income (loss)	$77,944	$(104,839)	$(54,507)

See accompanying notes.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS — STATUTORY BASIS

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2001	$2,500	$—	$405,100	$2,169	$66,207	$475,976
Capital contribution	—	—	15,000	—	—	15,000
Net income (loss)	—	—	—	113	(54,620)	(54,507)
Change in unrealized capital gains/losses	—	—	—	—	2,401	2,401
Change in non-admitted assets	—	—	—	—	820	820
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(13,310)	(13,310)
Change in asset valuation reserve	—	—	—	—	43,963	43,963
Cumulative effect of change in accounting principles	—	—	—	—	(1,306)	(1,306)
Net change in surplus in separate accounts	—	—	—	—	(113)	(113)
Tax benefits on stock options Exercised	—	—	—	—	805	805
Exchange of common stock for preferred stock	(442)	442	—	—	—	—
Correction of error	—	—	—	—	1,258	1,258
Reinsurance transaction	—	—	—	—	6,500	6,500

Balance at December 31, 2001	2,058	442	420,100	2,282	52,605	477,487
Capital contribution	—	—	180,000	—	—	180,000
Net loss	—	—	—	(56)	(104,783)	(104,839)
Change in non-admitted assets	—	—	—	—	3,346	3,346
Change in unrealized capital gains/losses	—	—	—	—	(18,828)	(18,828)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	7,011	7,011
Cumulative effect of change in accounting principle	—	—	—	—	27,566	27,566
Change in net deferred income tax asset	—	—	—	—	9,060	9,060
Change in reserve on account of change in valuation basis	—	—	—	—	(2,968)	(2,968)
Change in asset valuation reserve	—	—	—	—	28,316	28,316
Tax benefits on stock options exercised	—	—	—	—	38	38
Reinsurance transactions	—	—	—	—	7,805	7,805
Net change in surplus in separate account	—	—	—	—	(554)	(554)

Balance at December 31, 2002	2,058	442	600,100	2,226	8,614	613,440
Net income (loss)	—	—	—	321	77,623	77,944
Change in non-admitted assets	—	—	—	—	(14,190)	(14,190)
Change in unrealized capital gains/losses	—	—	—	—	19,293	19,293
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,738)	(1,738)
Change in asset valuation reserve	—	—	—	—	(30,691)	(30,691)
Change in net deferred income tax asset	—	—	—	—	(31,063)	(31,063)
Reinsurance transactions	—	—	—	—	(2,621)	(2,621)
Net change in surplus in separate account	—	—	—	—	(4,053)	(4,053)

Balance at December 31, 2003	$2,058	$442	$600,100	$2,547	$21,174	$626,321

See accompanying notes.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

STATEMENTS OF CASH FLOW — STATUTORY BASIS

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
		Restated	Restated
Operating activities
Premiums collected, net of reinsurance	$1,695,315	$2,128,008	$1,900,291
Net investment income	434,201	430,977	412,591
Miscellaneous income	93,575	179,292	406,261
Benefit and loss related payments	(1,603,964)	(1,911,724)	(1,836,552)
Net transfers to (from) separate account	(33,094)	90,999	(11,301)
Commissions, expenses paid and aggregate write-ins for deductions	(333,179)	(277,029)	(199,506)
Dividends paid to policyholders	(4)	—	(52)
Federal and foreign income taxes paid	(13,951)	(30,384)	(8,996)

Net cash provided by operating activities	238,899	610,139	662,735

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	6,201,778	5,408,631	3,457,713
Stocks	30,159	168,852	196,080
Mortgage loans	32,160	70,374	50,218
Real estate	330	412	22
Other invested assets	4,651	14,400	—
Miscellaneous proceeds	57,626	(2,020)	(28)

Total investment proceeds	6,326,704	5,660,649	3,704,005
Cost of investments acquired:
Bonds	(6,330,353)	(6,133,992)	(4,122,300)
Stocks	(22,128)	(61,299)	(273,369)
Mortgage loans	(199,292)	(82,591)	(60,134)
Real estate	—	—	(1,033)
Other invested assets	(16,810)	(27,080)	(10,000)
Miscellaneous applications	(83,771)	(19,945)	(9,945)

Total cost of investments acquired	(6,652,354)	(6,325,267)	(4,476,781)
Net increase in policy loans	(2,723)	(6,352)	(10,990)

Net cost of investments acquired	(6,655,077)	(6,331,619)	(4,487,771)

Net cash used in investing activities	(328,373)	(670,970)	(783,766)

Financing and miscellaneous activities
Contribution of capital and paid-in surplus	—	180,000	15,000
Net deposits on deposit-type contracts and other insurance liabilities	(133,305)	(3,206)	(411)
Other cash provided	27,991	40,853	239,248

Net cash provided by (used in) financing and miscellaneous activities	(105,314)	217,647	253,837

Net increase (decrease) in cash and short-term investments	(194,788)	156,816	132,806
Cash and short-term investments:
Beginning of year	359,807	202,991	70,185

End of year	$165,019	$359,807	$202,991

See accompanying notes.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS

(Dollars in Thousands, Except per Share Data)

1.    Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is a subsidiary of First AUSA Life Insurance Company (First AUSA) and Transamerica Occidental Life Insurance Company (TOLIC). First AUSA and TOLIC are indirect wholly owned subsidiaries of AEGON U.S. Corporation (AEGON). AEGON is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation (Dreyfus) its entire interest in Dreyfus Life Insurance Company and subsequently changed the name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York (MONY) to transfer certain group pension business of MONY to the Company.

On April 1, 2003, the Company completed a statutory merger with Transamerica Life Insurance Company of New York (TONY), an affiliate. Immediately after the merger, the name of the Company was changed to Transamerica Financial Life Insurance Company. The accompanying financial statements give retroactive effect as if the merger had occurred on January 1, 2001, in conformity with Statement of Statutory Accounting Principles (SSAP) No. 68. This statutory merger was accounted for in a manner similar to the pooling of interest method of accounting and, accordingly, the historical book values of both entities were carried forward to the Company. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred on January 1, 2001, nor is it necessarily indicative of future results.

Summarized financial information for the Company and TONY restated for periods prior to the merger are as follows:

	Year Ended December 31
	2002	2001
Revenues:
Company	$2,366,571	$2,094,634
TONY	432,946	362,996

As restated	$2,799,517	$2,457,630

Net income (loss):
Company	$(104,664)	$(41,721)
TONY	(175)	(12,786)

As restated	$(104,839)	$(54,507)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

December 31 2002
Assets:
Company	$12,057,358
TONY	1,907,393

As restated	$13,964,751

Liabilities:
Company	$11,536,080
TONY	1,815,231

As restated	$13,351,311

Capital and surplus:
Company	$521,278
TONY	92,162

As restated	$613,440

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Investments in real estate are reported net of related obligations rather than on a gross basis. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Effective October 1, 2002, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross of deferred tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding EDP equipment, operating system software, net deferred tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is subject to an assessment for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds (except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. Investments in redeemable preferred stocks in good standing are reported at cost. Investments in redeemable preferred stocks not in good standing are reported at the lower of cost or market value as determined by the SVO. Common stocks are carried at market value as determined by the SVO and the related unrealized capital gains or losses are reported in unassigned surplus along with an adjustment for federal income taxes. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2003 and 2002, the Company excluded investment income due and accrued of $9,064 and $8,386 respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 100 Indices. The Company uses S&P 500 and NASDAQ 1000 futures contracts and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made/received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements.

A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset in a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note 6) are returned to MONY at the time of realization pursuant to the agreement.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits incurred.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by the Department of Insurance of the State of New York.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.5% to 6.5% percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.0% to 8.25% percent and mortality rates, where appropriate, from a variety of tables.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statement of operations.

Separate Accounts

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed separate account assets and liabilities are reported at estimated fair value except for certain government and fixed-rate separate accounts, which are carried at amortized cost. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2002, AEGON N.V. offered stock appreciation rights to eligible employees which do not entitle them to the purchase of AEGON N.V. shares but provide similar financial benefits.

Adjustments to Surplus

Prior year adjustments charged directly to surplus in 2001 relate to various suspense account adjustments that aggregated $1,258. These adjustments were made to balances in existence at December 31, 2000, accordingly, this write-off has been treated as a correction of an error.

Reclassifications

Certain reclassifications have been made to the 2002 and 2001 financial statements to conform to the 2003 presentation.

2.    Accounting Changes

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in the State of New York prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of New York insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that decreased capital and surplus, of $1,306 as of January 1, 2001. This amount included the release of mortgage loan prepayment fees from IMR of $1,069 and the elimination of the cost of collection liability of $155 offset by the release of mortgage loan origination fees of $772 and bond writedowns of $1,758.

Effective October 1, 2002, as a result in a change in New York regulations, the Company adopted SSAP No. 10, Income Taxes. The effect of this accounting change resulted in an increase in capital and surplus of $27,566 and was accounted for as a cumulative effect of a change in accounting principle.

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change in accounting principle had a net zero impact on unassigned surplus as of January 1, 2003.

3.    Capital Structure

During 2001, the Company exchanged 3,534 shares of its common stock with 44,175 shares of preferred stock. The par value of the preferred stock is $10 per share and is non-voting. The liquidation value is equal to par value plus the additional paid-in capital at the time of issuance. Holders of the preferred shares shall be entitled to a 6% non-cumulative dividend.

4.    Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for bonds and redeemable preferred stocks are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common and non-redeemable preferred stocks are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

Interest rate swaps and credit default swaps: Estimated fair values of interest rate swaps and credit default swaps are based upon the pricing differential for similar swap agreements.

Short-term notes receivable from affiliates: The fair values for short-term notes receivable from affiliates approximate their carrying value.

Separate account assets: The fair values of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2003		2002
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$165,019	$165,019	$359,807	$359,807
Bonds	6,396,256	6,667,019	6,186,513	6,431,292
Redeemable preferred stocks	5,319	6,489	4,306	4,434
Common stocks	33,833	33,833	32,407	32,407
Mortgage loans on real estate	615,560	671,338	448,966	509,914
Policy loans	42,632	42,632	39,909	39,909
Interest rate swap	6	5,410	10	9,383
Credit default swaps	—	78	—	—
Short-term notes receivable from affiliates	25,000	25,000	81,300	81,300
Separate account assets	7,189,422	7,203,663	6,534,797	6,560,424

Liabilities
Investment contract liabilities	5,587,460	5,557,000	5,559,708	5,474,121
Separate account annuity liabilities	7,047,229	7,054,082	6,357,854	6,336,306

5.    Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 months or more	Gross Unrealized Losses less than 12 months	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$81,137	$664	$—	$958	$80,843
State, municipal and other government	158,639	13,336	—	2,166	169,804
Public utilities	557,463	34,750	981	1,464	589,768
Industrial and miscellaneous	3,979,781	234,831	5,122	12,078	4,197,412
Mortgage-backed and asset-backed securities	1,619,236	37,751	16,111	11,689	1,629,187

	6,396,256	321,332	22,214	28,355	6,667,019
Redeemable preferred stocks	5,319	1,174	—	4	6,489

	$6,401,575	$322,506	$22,214	$28,359	$6,673,508

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2002
Bonds:
United States Government and agencies	$354,507	$7,817	$357	$361,967
State, municipal and other government	158,025	11,998	94	169,929
Public utilities	550,701	29,142	22,927	556,916
Industrial and miscellaneous	3,853,930	243,615	44,977	4,052,568
Mortgage-backed and asset-backed securities	1,269,350	54,054	33,492	1,289,912

	6,186,513	346,626	101,847	6,431,292
Redeemable preferred stocks	4,306	128	—	4,434

	$6,190,819	$346,754	$101,847	$6,435,726

At December 31, 2003, the Company held bonds with a carrying value of $1,692 and amortized cost of $2,125 that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and redeemable preferred stocks with unrealized losses at December 31, 2003 is as follows:

	Gross unrealized losses 12 months or more	Gross unrealized losses less than 12 months	Total
Bonds:
United States Government and agencies	$—	$64,663	$64,663
State, municipal and other government	—	21,384	21,384
Public utilities	14,860	51,985	66,845
Industrial and miscellaneous	35,984	541,656	577,640
Mortgage and other asset-backed securities	56,018	498,261	554,279

	106,862	1,177,949	1,284,811
Redeemable preferred stocks	—	1,108	1,108

	$106,862	$1,179,057	$1,285,919

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

The carrying amounts and estimated fair values of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$265,933	$272,044
Due after one year through five years	2,645,580	2,785,998
Due after five years through ten years	1,277,686	1,342,001
Due after ten years	587,821	637,789

	4,777,020	5,037,832
Mortgage-backed and asset-backed securities	1,619,236	1,629,187

	$6,396,256	$6,667,019

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

A detail of net investment income is presented below:

	Year Ended December 31
	2003	2002	2001
Interest on bonds and notes	$377,770	$386,651	$382,176
Mortgage loans on real estate	37,264	37,650	35,193
Real estate	(35)	236	194
Dividends on common and preferred stocks	546	991	823
Interest on policy loans	1,546	2,864	2,066
Derivative instruments	7,942	10,846	4,864
Other	(50)	3,576	7,218

Gross investment income	424,983	442,814	432,534
Less investment expenses	14,744	12,228	10,891

Net investment income	$410,239	$430,586	$421,643

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

	Year Ended December 31
	2003	2002	2001
Proceeds	$6,201,778	$5,408,631	$3,457,713

Gross realized gains	$133,470	$59,800	$36,358
Gross realized losses	(45,314)	(100,900)	(70,846)

Net realized losses	$88,156	$(41,100)	$(34,488)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

Gross realized losses include $17,443, $57,039 and $40,416 related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2003, 2002 and 2001, respectively.

At December 31, 2003, investments with an aggregate carrying amount of $3,519 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

	Realized
	Year Ended December 31
	2003	2002	2001
Bonds	$88,156	$(41,100)	$(34,488)
Common stocks	4,653	(35,184)	(34,553)
Preferred stocks	(244)	—	(207)
Cash and short-term investments	(1)	(2)	(2)
Mortgage loans on real estate	—	(3,470)	(1,489)
Real estate	91	(358)	(2)
Derivative instruments	(44,359)	(1,919)	—
Other invested assets	1,319	(1,807)	(753)

	49,615	(83,840)	(71,494)
Federal income tax effect	(3,097)	2,854	6,438
Transfer to interest maintenance reserve	(62,935)	(6,554)	(15,399)

Net realized capital losses on investments	$(16,419)	$(87,540)	$(80,455)

	Changes in Unrealized
	Year Ended December 31
	2003	2002	2001
Bonds	$13,413	$(12,058)	$(467)
Preferred stocks	324	(324)	—
Common stocks	5,738	(2,092)	3,458
Mortgage loans on real estate	(422)	(2,557)	(288)
Derivative instruments	6	—	—
Other invested assets	234	(1,797)	(302)

Change in net unrealized capital gains/losses	$19,293	$(18,828)	$2,401

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2003	2002
Unrealized gains	$8,041	$3,945
Unrealized losses	(176)	(1,818)

Net unrealized gains	$7,865	$2,127

During 2003, the Company issued mortgage loans with interest rates ranging from 3.00% to 8.04%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 79%. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2003, the Company had no mortgage loans with interest more than 180 days overdue.

During 2003, 2002, and 2001, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2003 and 2002, the Company held a mortgage loan loss reserve in the AVR of $11,326 and $20,232, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

At December 31, 2003 and 2002, the Company had bonds and stocks aggregating $14,265 and $9,212, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. The related realized losses during the years ended December 31, 2003 and 2002 were $3,814 and $6,336, respectively. The are no commitments to lend additional funds to debtors owing receivables.

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2003	2002		2003	2002
Pacific	25%	15%	Office	37%	32%
South Atlantic	23	25	Industrial	21	23
E. North Central	14	17	Retail	20	26
Mountain	13	15	Apartment	7	3
Mid-Atlantic	12	13	Agricultural	6	8
W. South Central	6	7	Medical	5	7
New England	3	2	Other	4	1
W. North Central	2	3
E. South Central	2	3

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2003, the Company had replicated assets with a fair value of $22,247 and credit default swaps with a fair value of $78. During the year ended December 31, 2003, the Company recognized no capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2003, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $6,897.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

At December 31, 2003 and 2002, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	December 31
	2003	2002
Derivative securities:
Interest rate swaps:
Receive fixed — pay floating	$199,400	$276,400
Receive floating — pay fixed	27,437	47,916

Beginning in 2003, the Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized losses from futures contracts in the amount of $42,371 for the year ended December 31, 2003.

Open futures contracts at December 31, 2003 were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2003
930	S&P Futures	$247,824	$258,215

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

6.    Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2003	2002	2001
Direct premiums	$1,555,246	$1,947,355	$1,832,862
Reinsurance assumed	516,747	562,771	467,764
Reinsurance ceded	(360,546)	(366,906)	(359,971)

Net premiums earned	$1,711,447	$2,143,220	$1,940,655

Premiums ceded to affiliates for the years ended December 31, 2003, 2002 and 2001 are $59,381, $30,201 and $22,575, respectively. Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2003 and 2002 of $147,665 and 87,021, respectively.

The Company received reinsurance recoveries in the amounts of $273,067, $208,236, and $46,239 during 2003, 2002, and 2001, respectively. At December 31, 2003 and 2002, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $52,702 and $129,781, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2003 and 2002 of $580,663 and $464,428, respectively.

On December 31, 1993, the Company and Mutual of New York (MONY) entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received. In accordance with the agreement, MONY received payments relating to the performance of the assets and liabilities that existed at the date of closing for a period of nine years. These payments have been reduced for certain administrative expenses as defined in the agreement. The Company has recognized operating gains and losses on new deposits into existing accounts received after December 31, 1993, and on all new accounts established after that date. On December 31, 2002, the Company purchased from MONY the remaining transferred business inforce for $71,886, which was charged to expense. At December 31, 2003 and 2002, the Company also owed MONY $2,000 and $18,787, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years. In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. During 2002, the Series B note was repaid to MONY. During 2003, the Series A note was repaid.

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. Subsequent to the initial gain, the Company has amortized $996 into earnings with a corresponding charge to unassigned surplus.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

During 2002, the Company recaptured a reinsurance agreement from a non-affiliated company. As a result of this recapture, the Company recorded consideration on reinsurance recaptured and change in reserves of $77,057. The Company paid $6,000 to the former reinsurer and received approximately $83,000 of cash and invested assets that support the policyholder liabilities.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate. The Company recorded goodwill of $14,280 related to this transaction. The related amortization for 2003 and 2002 was $1,433 and $1,385, respectively. The remaining goodwill balance has been non-admitted at December 31, 2003 and 2002.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus. Subsequent to the initial gain, the Company has amortized $1,625 into earnings during 2003 and 2002 with a corresponding charge to unassigned surplus.

7.    Income Taxes

The components of the net deferred income tax asset are comprised of the following:

	December 31,
	2003	2002
Deferred tax components:
Gross deferred income tax assets	$95,071	$127,983
Gross deferred income tax liabilities	11,249	13,098
Deferred income tax assets nonadmitted	59,342	72,486

Net deferred income tax asset	$24,480	$42,399

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

The components of deferred taxes, as well as the net change for 2003, are as follows:

	December 31,		Net Change
	2003	2002
Deferred income tax assets:
Nonadmitted assets	$15,086	$6,931	$8,155
Loss carryforwards	—	10,789	(10,789)
Deferred acquisition costs	22,243	25,494	(3,251)
Reserves	24,171	22,802	1,369
§197 Intangible amortization	19,285	25,219	(5,934)
Unrealized capital losses	8,497	34,027	(25,530)
Other	5,789	2,721	3,068

Total deferred income tax assets	$95,071	$127,983	$(32,912)

Deferred income tax assets — nonadmitted	$59,342	$72,486	$(13,144)

Deferred income tax liabilities:
Section 807(f) adjustments	$603	$658	$(55)
MONY adjustments	—	2,925	(2,925)
Reinsurance transactions	3,512	4,014	(502)
Unrealized capital gains	6,946	5,256	1,690
Other	188	245	(57)

Total deferred income tax liabilities	$11,249	$13,098	$(1,849)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year Ended December 31
	2003	2002	2001
Income tax expense (benefit) computed at the federal statutory rate (35%)	$34,940	$(689)	$21,908
§197 intangibles	(3,875)	24,704	—
Amortization of IMR	(4,069)	(1,335)	—
Deferred acquisition costs — tax basis	(3,253)	(763)	1,090
Dividends received deduction	(3,265)	(3,232)	(4,579)
Investment income items	(15,651)	(90)	(3,369)
Prior year under (over) accrual	(2,000)	(6,542)	4,618
Reinsurance transactions	(917)	3,235	2,275
Tax reserve valuation	1,771	1,750	15,103
All other adjustments	1,784	(1,709)	(399)

Federal income tax expense	$5,465	$15,329	$36,647

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined in the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Income taxes incurred during 2003, 2002 and 2001 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $218,994, $1,319 and $-0-, respectively.

Capital loss carryforwards of $30,826 originated during 2002 and will expire in 2007 if unused.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders’ surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders’ surplus account ($2,427 at December 31, 2003). To the extent dividends are paid from the amount accumulated in the policyholders’ surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders’ surplus account become taxable, the tax thereon computed at current rates would amount to approximately $849.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination of 1998 through 2000 is currently in process.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

8.    Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

	December 31
	2003		2002
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$1,153,148	9%	$1,832,989	15%
Subject to discretionary withdrawal at book value less surrender charge	1,920,720	15	1,671,128	14
Subject to discretionary withdrawal at market value	4,202,530	32	3,031,140	25
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	2,555,121	20	2,688,922	22
Not subject to discretionary withdrawal	3,045,521	24	2,833,150	24

	12,877,040	100%	12,057,329	100%

Less reinsurance ceded	1,334		7,160

Net policy reserves on annuities and deposit fund liabilities	$12,875,706		$12,050,169

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2003, 2002 and 2001 is as follows:

	Guaranteed Separate Account	Non-guaranteed Separate Account	Total
Premiums, deposits and other considerations for the year ended December 31, 2003	$204,897	$793,913	$998,810

Reserves at December 31, 2003 for separate accounts with assets at:
Fair value	$2,129,970	$4,016,061	$6,146,031
Amortized cost	917,187	—	917,187

Total	$3,047,157	$4,016,061	$7,063,218

Premiums, deposits and other considerations for the year ended December 31, 2002	$405,730	$781,622	$1,187,352

Reserves at December 31, 2002 for separate accounts with assets at:
Fair value	$2,251,332	$3,251,648	$5,502,980
Amortized cost	847,122	—	847,122

Total	$3,098,454	$3,251,648	$6,350,102

Premiums, deposits and other considerations for the year ended December 31, 2001	$142,549	$935,012	$1,077,561

Reserves at December 31, 2001 for separate accounts with assets at:
Fair value	$2,075,015	$4,202,087	$6,277,102
Amortized cost	603,563	—	603,563

Total	$2,678,578	$4,202,087	$6,880,665

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, is summarized as follows:

	Guaranteed Separate Account	Non- guaranteed Separate Account	Total
December 31, 2003
Subject to discretionary withdrawal with market value adjustment	$314,379	$—	$314,379
Subject to discretionary withdrawal at book value less surrender charge	203,241	—	203,241
Subject to discretionary withdrawal at market value	175,322	4,016,061	4,191,383
Not subject to discretionary withdrawal	2,354,215	—	2,354,215

	$3,047,157	$4,016,061	$7,063,218

December 31, 2002
Subject to discretionary withdrawal with market value adjustment	$639,806	$—	$639,806
Subject to discretionary withdrawal at book value less surrender charge	207,316	—	207,316
Subject to discretionary withdrawal at market value	149,949	3,251,648	3,401,597
Not subject to discretionary withdrawal	2,101,383	—	2,101,383

	$3,098,454	$3,251,648`	$6,350,102

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2003	2002	2001
Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$999,208	$1,187,967	$1,077,583
Transfers from separate accounts	(965,369)	(1,276,543)	(1,060,602)

Net transfers to (from) separate accounts	33,839	(88,576)	16,981
Other adjustments	762	2,062	(2,384)

Net transfers as set forth herein	$34,601	$(86,514)	$14,597

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

At December 31, 2003, the Company had separate account annuities with guaranteed living benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2003 Guaranteed minimum income benefit	$10,424,047	$12,832	$—
2002 Guaranteed minimum income benefit	$2,015,651	$412,921	$—

During 2002, the Company reclassified some of its fixed deferred annuities from “without future interest guarantees” to “with future interest guarantees” for the purpose of determining the appropriate valuation interest rates. This caused an increase in reserves of $2,968, which was charged directly to capital and surplus.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2003 and 2002, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2003
Life and annuity:
Ordinary direct first year business	$13,194	$1,008	$12,186
Ordinary direct renewal business	96,127	1,159	94,968
Group life direct business	604	228	376
Credit life	118	—	118
Reinsurance ceded	(24,299)	—	(24,299)

	85,744	2,395	83,349
Accident and health:
Direct	12,790	—	12,790
Reinsurance ceded	(11,137)	—	(11,137)

Total accident and health	1,653	—	(1,653)

	$87,397	$2,395	$85,002

December 31, 2002
Life and annuity:
Ordinary direct first year business	$13,766	$623	$13,143
Ordinary direct renewal business	79,840	1,118	78,722
Group life direct business	661	250	411
Credit life	83	—	83
Reinsurance ceded	(22,180)	—	(22,180)

Total life and annuity	72,170	1,991	70,179
Accident and health:
Direct	25,967	—	25,967
Reinsurance ceded	(27,631)	—	(27,631)

Total accident and health	(1,664)	—	(1,664)

	$70,506	$1,991	$68,515

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

At December 31, 2003 and 2002, the Company had insurance in force aggregating $60,401,558 and $58,514,392, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $51,292 and $57,787 to cover these deficiencies at December 31, 2003 and 2002, respectively.

9.    Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2003, the Company meets the RBC requirements.

The Company is subject to certain limitations relative to statutory surplus, imposed by the State of New York, on the payment of dividends to its parent company. Subject to availability of unassigned surplus at the time of such dividend ($21,174 at December 31, 2003), the maximum payment which may be made in 2004, without the prior approval of insurance regulatory authorities is $62,382.

In the Company’s annual statement as filed with the Department of Insurance of the State of New York, the Company reported unassigned surplus of $172,094 and $159,534 and additional paid in capital of $449,180 and $449,180 at December 31, 2003 and 2002, respectively. The amounts reported herein for unassigned surplus are $21,174 and $8,614 and additional paid in capital are $600,100 and $600,100 at December 31, 2003 and 2002, respectively. These changes resulted in no overall impact to the total capital and surplus of the Company.

10.    Securities Lending

The Company participates in securities lending. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. This additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2003 and 2002, the value of securities loaned amounted to $-0- and $320,627, respectively.

11.    Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2003, 2002, and 2001 was negligible. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $7 was allocated for the year ended December 31, 2003. No amounts were allocated for the years ended December 31, 2002 and 2001.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for each of the years ended December 31, 2003, 2002, and 2001.

12.    Related Party Transactions

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2003, 2002, and 2001, the Company paid $11,648, $8,430, and $8,966, respectively, for these services, which approximates their costs to the affiliates.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2003, 2002, and 2001, the Company paid net interest of $281, $466, and $941, respectively, to affiliates. At December 31, 2003 and 2002, the Company has short-term notes receivables from an affiliate of $25,000 and $81,300, respectively.

During 2002 and 2001, the Company received capital contributions of $180,000 and $15,000, respectively, in cash from its parent. No capital contributions were received in 2003.

13.    Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $73,667 and $765,197 at December 31, 2003 and 2002, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS (continued)

(Dollars in Thousands, Except per Share Data)

anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve of $1,000 at December 31, 2003 and 2002 has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company has contingent commitments for $8,410 at December 31, 2003 for Joint Ventures, Partnerships and Limited Liability Companies.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2003, the Company has pledged invested assets with a carrying value and market value of $24,702 and $27,036, respectively, in conjunction with these transactions.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus and assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY (see Note 1). The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund expense (credit) was $(469), $(973), and $(415) for the years ended December 31, 2003, 2002, and 2001, respectively.

14.    Managing General Agents

For the years ended December 31, 2003, 2002 and 2001, the Company had $22,609, $28,825 and $32,773 respectively, of direct premiums written by managing general agents.

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

(Dollars in Thousands)

December 31, 2003

SCHEDULE I

Type of Investment	Cost(1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$81,257	$80,971	$81,257
States, municipalities and political subdivisions	243,048	246,217	243,048
Foreign governments	128,861	138,240	128,861
Public utilities	557,463	589,768	557,463
All other corporate bonds	5,380,637	5,606,781	5,380,637
Redeemable preferred stock	5,319	6,489	5,319

Total fixed maturities	6,396,585	6,668,466	6,396,585

Equity securities
Common stocks:
Industrial, miscellaneous and all other	25,968	33,833	33,833

Total equity securities	25,968	33,833	33,833
Mortgage loans on real estate	615,560		615,560
Policy loans	42,632		42,632
Other invested assets	40,892		40,892
Cash and short-term investments	165,019		165,019

Total investments	$7,286,656		$7,294,521

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

SUPPLEMENTARY INSURANCE INFORMATION

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses	Premiums Written
Year ended December 31, 2003
Individual life	$630,209	$—	$45,263	$217,664	$42,546	$173,809	$99,941
Individual health	15,995	3,912	9,006	31,377	1,702	24,606	13,379	$31,647
Group life and health	11,676	1,326	7,103	21,070	879	22,602	15,640	30,061
Annuity	5,727,948	—	—	1,441,336	365,112	1,640,232	135,405

	$6,385,828	$5,238	$61,372	$1,711,447	$410,239	$1,861,249	$264,365

Year ended December 31, 2002
Individual life	$617,475	$—	$27,900	$240,569	$45,628	$201,924	$134,200
Individual health	12,844	3,178	8,684	30,770	1,530	25,628	14,450	$30,516
Group life and health	10,254	691	(3,361)	36,650	992	25,713	22,120	22,681
Annuity	5,481,865	—	—	1,835,231	382,436	2,270,281	107,168

	$6,122,438	$3,869	$33,223	$2,143,220	$430,586	$2,523,546	$277,938

Year ended December 31, 2001
Individual life	$551,423	$—	$73,215	$165,390	$45,289	$140,981	$86,755
Individual health	10,109	3,445	4,930	16,925	1,130	12,769	4,733	$16,624
Group life and health	9,946	1,346	9,135	40,931	708	32,570	20,984	30,615
Annuity	4,908,220	—	—	1,717,409	374,516	1,973,408	122,783

	$5,479,698	$4,791	$87,280	$1,940,655	$421,643	$2,159,728	$235,255

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(FORMERLY KNOWN AS AUSA LIFE INSURANCE COMPANY, INC.)

REINSURANCE

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2003
Life insurance in force	$7,018,269	$132,228,007	$207,421,430	$82,211,692	252%

Premiums:
Individual life	$64,857	$296,361	$449,168	$217,664	206%
Individual health	31,647	659	389	31,377	1
Group life and health	30,061	62,482	53,491	21,070	254
Annuity	1,428,681	1,044	13,699	1,441,336	1

	$1,555,246	$360,546	$516,747	$1,711,447	30%

Year ended December 31, 2002
Life insurance in force	$6,847,730	$121,446,075	$204,017,050	$89,418,705	228%

Premiums:
Individual life	$60,850	$276,412	$456,131	$240,569	190%
Individual health	30,516	162	416	30,770	1
Group life and health	22,681	89,973	103,942	36,650	284
Annuity	1,833,308	359	2,282	1,835,231	—

	$1,947,355	$366,906	$562,771	$2,143,220	26%

Year ended December 31, 2001
Life insurance in force	$7,046,610	$132,007,712	$196,232,341	$71,271,239	275%

Premiums:
Individual life	$68,713	$305,227	$401,904	$165,390	243%
Individual health	16,624	196	497	16,925	3
Group life and health	30,615	53,202	63,518	40,931	155
Annuity	1,716,910	1,346	1,845	1,717,409	—

	$1,832,862	$359,971	$467,764	$1,940,655	24%

PART C - OTHER INFORMATION

Item 27.	Exhibits

(a)	Resolution of the Board of Directors of Transamerica establishing the separate account (1)

(b)	Not Applicable

(c)	Distribution of Policies

(i)	Master Service and Distribution Compliance Agreement (2)

(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)

(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)

(iv)	Principal Underwriting Agreement (3)

(v)	First Amendment to Principal Underwriting Agreement (3)

(d)	(i) Specimen Flexible Premium Variable Life Insurance Policy (5)

(ii)	Children’s Insurance Rider (6)

(iii)	Disability Waiver Rider (6)

(iv)	Accidental Death Benefit Rider (6)

(v)	Primary Insured Rider (5)

(vi)	Other Insured Rider (5)

(vii)	Terminal Illness Accelerated Death Benefit Rider (6)

(viii)	Endorsement – Asset Rebalancing (6)

(ix)	Endorsement – Dollar Cost Averaging (6)

(e)	Application for Flexible Premium Variable Life Insurance Policy (5)

(f)	(i) Certificate of Incorporation of AUSA Life (1)

(ii)	Amended and Restated By-Laws of AUSA Life (1)

(g)	Reinsurance Contracts

(i)	Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (11)

(h)	(i) Participation Agreement Among AUSA Life Insurance Company, Inc., Western Reserve Life Assurance Co. of Ohio and WRL Series Fund, Inc. (7)

(ii)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)

(iii)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)

(iv)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)

(v)	Second Amendment to Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(vi)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(vii)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(viii)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001 (8)

(ix)	Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Transamerica dated May 1, 2004

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Robert F. Colby, Esq. as to Legality of Securities Being Registered

(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities

Being	Registered

(m)	Sample Hypothetical Illustration

(n)	Other Opinions:

(i)	Written Consent of Sutherland Asbill & Brennan LLP

(ii)	Written Consent of Ernst & Young LLP

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing issuance, transfer and redemption procedures (5)

(r)	(i) Powers of Attorney (9)(10)

(ii)	Peter Kunkel (12)

Ronald F. Mosher (12)

Mark W. Mullin (12)

(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(4)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.

(5)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.

(6)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.

(7)	This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.

(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated July 13, 2001 (File No. 333-61654) and is incorporated herein by reference.

(9)	This exhibit was previously filed on Initial Registration Statement to Form N-4 Registration Statement dated June 18, 2001 (File No. 333-63218) and is incorporated herein by reference.

(10)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 17, 2002 (File No. 333-61654) and is incorporated herein by reference.

(11)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.

(12)	This exhibit was previously filed on Initial Registration Statement to Form N-6 Registration Statement dated March 10, 2004 (File No. 333-113442) and is incorporated herein by reference.

Item 28.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Mark W. Mullin	(1)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
Peter Kunkel	(1)	Director
William L. Busler	(2)	Director and Senior Vice President
Steven E. Frushtick	(4)	Director
Marc Abrahms	(5)	Director
Peter P. Post	(6)	Director
Cor H. Verhagen	(7)	Director
E. Kirby Warren	(8)	Director
Colette F. Vargas	(1)	Director and Chief Actuary
James T. Byrne, Jr.	(9)	Director
Robert F. Colby	(1)	Director, Vice President, Assistant Secretary and Counsel
Ronald F. Mosher	(10)	Director
Robert S. Rubinstein	(1)	Director, Vice President and Assistant Secretary
Brenda Clancy	(2)	Treasurer

(1)	4 Manhattanville Road, Purchase, New York 10577

(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(3)	14 Windward Avenue, White Plains, New York 10605

(4)	500 Fifth Avenue, New York, New York 10110

(5)	375 Willard Avenue, Newington, Connecticut 06111

(6)	415 Madison Avenue, New York, New York 10017

(7)	51 JFK Parkway, Shorthills, New Jersey 07078

(8)	P.O. Box 146, Laurel Road, Tuxedo Park, New York 10987

(9)	400 West Market Street, Louisville, Kentucky 40202

(10)	54 Coronado Pointe, Laguna Niguel, California 92677

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

AEGON N.V.	Netherlands	32.47% of Vereniging AEGON Netherlands Membership Association	Holding Company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company

The AEGON Trust Voting Trust Trustees: Donald J. Shepard Joseph B.M. Streppel Dennis Hersch	Delaware		Voting Trust

AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

JCPenney Financial & Marketing Services Group LTD	Korea	100% AEGON DMS Holding B.V.	Marketing

JCPenney Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing

Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance

Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company

Cornerstone International Marketing Ltd	United Kingdom	100% Cornerstone International Holding, Ltd.	Marketing company

Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company

JCPenney Direct Asia Pacific Pty Ltd	Australia	100% AEGON DMS Holding B.V.	Holding company

JCPenney Direct Service Asia Pacific Pty Ltd	Australia	100% JCPenney Direct Asia Pacific Pty Ltd	Operations company

JCPenney Insurance Marketing Asia Pacific Pty Ltd	Australia	100% JCPenney Direct Asia Pacific Pty Ltd	Marketing company

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent

COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company

AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,000 shares (75.54%); AEGON USA, Inc. owns 3,238 shares (24.46%)	Holding company

Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance

AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company

RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate

Transamerica Holding Company, LLC	Delaware	100% AEGON USA, Inc.	Holding Company

AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company

Transamerica Financial Life Insurance Company	New York	100% First AUSA Life Insurance Company	Insurance

Life Investors Insurance Company of America	Iowa	100% First AUSA Life Ins. Company	Insurance

Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company: 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Transamerica Life Insurance Company	Iowa	100% Transamerica Holding Company LLC	Insurance

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WRL Insurance Agency of Alabama, Inc.	Alabama	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance Agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

WRL Insurance Agency of Nevada, Inc.	Nevada	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Wyoming	Wyoming	100% WRL Insurance Agency, Inc.	Insurance Agency

AEGON/Transamerica Series Fund, Inc.	Maryland	Various	Mutual Fund

AEGON/Transamerica Investors Advisors, Inc.	Florida	77% Western Reserve Life Assurance Co. of Ohio; 23% AUSA Holding Company	Registered investment adviser

AEGON/Transamerica Investors Services, Inc.	Florida	100% AUSA Holding Company	Shareholder services

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Insurance Agency of Alabama, Inc.	Alabama	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Nevada, Inc.	Nevada	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

AEGON Equity Group, Inc.	Florida	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Wyoming, Inc.	Wyoming	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance

United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency

Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance

The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency

Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company

Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance

AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser

AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company

Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company

ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.	Insurance agency

Great Companies L.L.C.	Iowa	30% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services

Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

IDEX Mutual Funds	Massachusetts	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency

AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management

Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company

Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 30.	Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722. Authorization for indemnification of directors and officers

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7. Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriter

(a)	AFSG Securities Corporation (“AFSG”) is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VL A, Legacy Builder Variable Life Separate Account, Separate Account VA K, Separate Account VA P, Separate Account VA Q, Transamerica Corporate Separate Account Sixteen, Separate Account VA R and Separate Account VA S of Transamerica Life Insurance Company; the Separate Account VA QNY, Separate Account VA BNY, Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account and Separate Account VA-2LNY of Transamerica Life Insurance Company; the Separate Account I, Separate Account II and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; and Separate Account VA-8 of Transamerica Life Insurance and Annuity Company.

(b)	Directors and Officers of AFSG

Name	Principal Business Address	Position and Offices with Underwriter
Larry N. Norman	(1)	Director and President

Anne M. Spaes	(1)	Director and Vice President

Lisa A. Wachendorf	(1)	Director, Vice President and Chief Compliance Officer

John K. Carter	(2)	Vice President

William G. Cummings	(2)	Vice President

Thomas R. Moriarty	(2)	Vice President

Michael V. Williams	(2)	Vice President

Frank A. Camp	(1)	Secretary

Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary

Thomas E. Pierpan	(2)	Assistant Vice President and Assistant Secretary

Darin D. Smith	(1)	Vice President and Assistant Secretary

Teresa L. Stolba	(1)	Assistant Compliance Officer

Emily Bates	(3)	Assistant Treasurer

Clifton W. Flenniken	(4)	Assistant Treasurer

Carrie F. Bekker	(2)	Assistant Vice President

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)	400 West Market Street, Louisville, Kentucky 40202

(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c)	Compensation to Principal Underwriter

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions		Commissions
AFSG Securities Corporation	0	0	$2,129,231	(1)	0
	0	0	$2,278,929	(2)	0
	0	0	$3,197,656	(3)	0

(1)	fiscal year 2003

(2)	fiscal year 2002

(3)	fiscal year 2001

Item 32.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at, 4 Manhattanville Road, Purchase, New York 10577, 4800 140th Avenue North, Clearwater, Florida 33762, or 12855 Starkey Road, Largo, Florida 33773.

Item 33.	Management Services

Not Applicable

Item 34.	Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TFLIC Series Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 19th day of April, 2004.

TFLIC SERIES LIFE ACCOUNT
Registrant

By:	/s/ MARK W. MULLIN

Mark W. Mullin Chairman of the Board and President*

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Depositor

By:	/s/ MARK W. MULLIN

Mark W. Mullin Chairman of the Board and President*

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title	DATE

/s/ MARK W. MULLIN Mark W. Mullin Chairman of the Board and President*	April 19, 2004

/s/ WILLIAM BROWN, JR. William Brown, Jr., Director*	April 19, 2004

/s/ WILLIAM L. BUSLER William L. Busler, Director and Senior Vice President*	April 19, 2004

/s/ PETER KUNKEL Peter Kunkel, Director*	April 19, 2004

/s/ RONALD F. MOSHER Ronald F. Mosher, Director*	April 19, 2004

/s/ STEVEN E. FRUSHTICK Steven E. Frushtick, Director*	April 19, 2004

/s/ MARC ABRAHMS Marc Abrahms, Director*	April 19, 2004

/s/ PETER P. POST Peter P. Post, Director*	April 19, 2004

/s/ COR H. VERHAGEN Cor H. Verhagen, Director*	April 19, 2004

/s/ E. KIRBY WARREN E. Kirby Warren, Director*	April 19, 2004

/s/ COLETTE F. VARGAS Colette F. Vargas, Director and Chief Actuary*	April 19, 2004

/s/ JAMES T. BYRNE, JR. James T. Byrne, Jr., Director*	April 19, 2004

/s/ ROBERT F. COLBY Robert F. Colby, Director, Vice President, Assistant Secretary and Counsel*	April 19, 2004

/s/ ROBERT S. RUBINSTEIN Robert S. Rubinstein, Director, Vice President and Assistant Secretary*	April 19, 2004

/s/ BRENDA CLANCY Brenda Clancy, Treasurer*	April 19, 2004

* /s/ PRISCILLA I. HECHLER Signed by Priscilla I. Hechler as Attorney-In-Fact

Exhibit Index

Exhibit No.	Description of Exhibit

27(h)(ix)	Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Transamerica dated May 1, 2004

27(k)	Opinion and Consent of Robert F. Colby, Esq. as to Legality of Securities Being Registered

27(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

27(m)	Sample Hypothetical Illustration

27(n)(i)	Consent of Sutherland Asbill & Brennan LLP

27(n)(ii)	Consent of Ernst & Young LLP